Filed Pursuant to Rule 497(c)
1933 Act No. 333-07595
1940 Act No. 811-07695

STATEMENT OF ADDITIONAL INFORMATION	January 29, 2010

THE HENNESSY MUTUAL FUNDS, INC.
HENNESSY FUNDS TRUST
THE HENNESSY FUNDS, INC.
7250 Redwood Blvd.
Suite 200
Novato, California  94945
1-800-966-4354
1-415-899-1555

This Statement of Additional Information (“SAI”) relates to the Funds and Classes identified below (each a “Fund,” and, collectively, the “Funds”).  The SAI is not a prospectus and should be read in conjunction with the current Prospectuses of the Funds for the Original Class shares and for the Institutional Class shares (collectively, the “Fund Prospectus”), each dated January 29, 2010.  A copy of the Fund Prospectus may be obtained by calling or writing to the Funds at the telephone number or address shown above.

Hennessy Cornerstone Growth Fund:
Original Class Shares	HFCGX
Institutional Class Shares	HICGX

Hennessy Cornerstone Growth Fund, Series II:
Original Class Shares	HENLX
Institutional Class Shares	HINLX

Hennessy Focus 30 Fund:
Original Class Shares	HFTFX
Institutional Class Shares	HIFTX

Hennessy Cornerstone Large Growth Fund:
Original Class Shares	HFLGX
Institutional Class Shares	HILGX

Hennessy Cornerstone Value Fund:
Original Class Shares	HFCVX
Institutional Class Shares	HICVX

Hennessy Total Return Fund:	HDOGX

Hennessy Balanced Fund:	HBFBX

The Funds’ financial statements, accompanying notes and report of independent registered public accounting firm contained in the Annual Report, dated October 31, 2009, of The Hennessy Mutual Funds, Inc. (File No. 811-07695), Hennessy Funds Trust (File No. 811-07168) and The Hennessy Funds, Inc. (File No. 811-07493), as filed with the Securities and Exchange Commission on January 6, 2010, are incorporated by reference into this SAI.

A copy of the Annual Report may be obtained, without charge, by calling the toll-free telephone number shown above.

TABLE OF CONTENTS

FUND HISTORY AND CLASSIFICATION	3
INVESTMENT RESTRICTIONS	3
INVESTMENT CONSIDERATIONS	7
DIRECTORS/TRUSTEES AND OFFICERS	13
OWNERSHIP OF MANAGEMENT AND PRINCIPAL SHAREHOLDERS	21
MANAGEMENT OF THE FUNDS	26
PORTFOLIO TRANSACTIONS	36
DISCLOSURE OF PORTFOLIO HOLDINGS	39
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION	40
VALUATION OF SHARES	41
ADDITIONAL INFORMATION ABOUT DISTRIBUTIONS AND TAXES	41
DESCRIPTION OF SECURITIES RATINGS	43
ANTI-MONEY LAUNDERING PROGRAM	44
OTHER INFORMATION	45

FUND HISTORY AND CLASSIFICATION

The Hennessy Cornerstone Growth Fund (the “Cornerstone Growth Fund”), the Hennessy Focus 30 Fund (the “Focus 30 Fund”) and the Hennessy Cornerstone Value Fund (the “Cornerstone Value Fund”) are organized as separate investment portfolios or series of The Hennessy Mutual Funds, Inc. (“HMFI”), a Maryland corporation that was incorporated on May 20, 1996.  HMFI is an open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”).  Each of the Cornerstone Growth Fund, the Focus 30 Fund and the Cornerstone Value Fund is a diversified portfolio.

The Hennessy Cornerstone Growth Fund, Series II (the “Cornerstone Growth Fund II”), the Hennessy Cornerstone Large Growth Fund (the “ Cornerstone Large Growth Fund”) and the Hennessy Select Large Value Fund (the “ Select Large Value Fund”) are organized as separate investment portfolios or series of Hennessy Funds Trust (“HFT”), a Delaware statutory trust, that was organized on September 17, 1992.  Prior to July 1, 2005, both HFT and the Cornerstone Growth Fund II were known as “The Henlopen Fund.”  HFT is an open-end, management investment company registered under the 1940 Act.  Each of the Cornerstone Growth Fund II, the Cornerstone Large Growth Fund and the Select Large Value Fund is a diversified portfolio.  Information specific to the Select Large Value Fund is contained in a separate Statement of Additional Information.

The Cornerstone Large Growth Fund is the successor to the Tamarack Large Cap Growth Fund pursuant to a reorganization that took place on or about March 23, 2009.  Prior to that date, the Cornerstone Large Growth Fund had no investment operations.  The Tamarack Large Cap Growth Fund was managed by RBC Global Asset Management (U.S.) Inc. (formerly known as, Voyageur Asset Management Inc.).  The performance of the Tamarack Large Cap Growth Fund is not relevant to investors because the Tamarack Large Cap Growth Fund did not utilize the investment formula utilized by the Cornerstone Large Growth Fund during that time period.  As a result of the reorganization, holders of the Class A, Class C, Class I, Class R and Class S shares of the Tamarack Large Cap Growth Fund received Original Class shares of the Cornerstone Large Growth Fund.

The Hennessy Total Return Fund (the “Total Return Fund”) and the Hennessy Balanced Fund (the “Balanced Fund”) are organized as separate investment portfolios or series of The Hennessy Funds, Inc. (“HFI,” and together with HMFI and HFT, the “Hennessy Funds”), a Maryland corporation that was incorporated on January 11, 1996.  HFI is an open-end management investment company registered under the 1940 Act.  Neither the Total Return Fund nor the Balanced Fund is a diversified portfolio.

The Cornerstone Growth Fund, the Cornerstone Growth Fund II, the Focus 30, the Cornerstone Large Growth Fund and the Cornerstone Value Fund offer Institutional Class shares.

INVESTMENT RESTRICTIONS

ALL FUNDS OTHER THAN CORNERSTONE GROWTH FUND II

FUNDAMENTAL POLICIES.  The investment restrictions set forth below are fundamental policies of each Fund, which cannot be changed with respect to a Fund without the approval of the holders of the lesser of (i) 67% or more of the Fund’s shares present or represented at a meeting of shareholders at which holders of more than 50% of the Fund’s outstanding shares are present or represented or (ii) more than 50% of the outstanding shares of the Fund.  Unless otherwise indicated, all percentage limitations apply to each Fund on an individual basis, and apply only at the time an investment is made.  A later increase or decrease in percentage resulting from changes in values or net assets will not be deemed to be an investment that is contrary to these restrictions, except for the policies regarding borrowing and illiquid securities or as otherwise noted.

(1)           No Fund will make an investment in any one industry if the investment would cause the aggregate value of the Fund’s investment in such industry to equal or exceed 25% of the Fund’s total assets, except that this policy does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (“U.S. Government Securities”), certificates of deposit and bankers’ acceptances.

(2)           No Fund will purchase securities of any one issuer (except U.S. Government Securities), if as a result at the time of purchase more than 5% of the Fund’s total assets would be invested in such issuer, or the Fund would own or hold 10% or more of the outstanding voting securities of that issuer, except that 25% of the total assets of the Cornerstone Growth Fund, the Focus 30 Fund, the Cornerstone Large Growth Fund and the Cornerstone Value Fund and 50% of the total assets of the Total Return Fund and the Balanced Fund may be invested without regard to this restriction.

(3)           No Fund will purchase securities on margin (except for short-term credit necessary for clearance of Fund transactions), or write put or call options, except that each of the Cornerstone Growth Fund, the Focus 30 Fund, the Cornerstone Large Growth Fund and the Cornerstone Value Fund may use options or futures strategies and may make margin deposits in connection with its use of options, futures contracts and options on futures contracts.

(4)           Neither the Total Return Fund nor the Balanced Fund will purchase or sell commodities or commodity contracts.  None of the Cornerstone Growth Fund, the Focus 30 Fund, the Cornerstone Large Growth Fund and the Cornerstone Value Fund will purchase commodities or commodity contracts, except to the extent described in the Fund Prospectus and this SAI with respect to futures and related options.

(5)           No Fund will underwrite securities of other issuers except insofar as the Fund technically may be deemed to be an underwriter under the Securities Act of 1933, as amended (“1933 Act”), in selling portfolio securities.

(6)           None of the Cornerstone Growth Fund, the Focus 30 Fund, the Cornerstone Large Growth Fund and the Cornerstone Value Fund will purchase or sell real estate, except that, to the extent permitted by applicable law, each of these Funds may invest in securities secured by real estate or interests therein or issued by companies that invest in real estate or interests therein.  Neither the Total Return Fund nor the Balanced Fund will purchase or sell real estate or real estate mortgage loans or will invest in real estate limited partnerships.

(7)           Except as otherwise set forth below, no Fund will make loans, provided that for purposes of this restriction, the acquisition of bonds, debentures or other corporate debt securities and investments in government obligations, short-term commercial paper and commercial paper master notes, certificates of deposit, bankers’ acceptances and other fixed income securities as described in the Fund Prospectus and this SAI shall not be deemed to be the making of a loan.  The Funds may enter into repurchase agreements and each of the Cornerstone Growth Fund, the Focus 30 Fund, the Cornerstone Large Growth Fund and the Cornerstone Value Fund may make loans of Fund securities, provided that entering into repurchase agreements and lending of Fund securities may be made only in accordance with applicable law, the Fund Prospectus and this SAI, as they may be amended from time to time.

(8)           None of the Cornerstone Growth Fund, the Focus 30 Fund, the Cornerstone Large Growth Fund, the Cornerstone Value Fund and the Balanced Fund will borrow money or issue senior securities, except that each of the Cornerstone Growth Fund, the Focus 30 Fund and the Cornerstone Value Fund may borrow an amount up to 33-1/3% of its total assets and the Balanced Fund may borrow an amount up to 10% of its total assets from banks for extraordinary or emergency purposes such as meeting anticipated redemptions, and may pledge its assets in connection with such borrowing.  Neither the Total Return Fund nor the Balanced Fund will pledge or hypothecate its assets, except to secure permitted borrowings.  None of the Cornerstone Growth Fund, the Focus 30 Fund, the Cornerstone Large Growth Fund and the Cornerstone Value Fund may pledge its assets other than to secure such borrowings or, to the extent permitted by the Funds’ investment policies as set forth in the Fund Prospectus and this SAI, as they may be amended from time to time, in connection with hedging transactions, short-sales, when-issued and forward commitment transactions and similar investment strategies.  For purposes of this restriction, the deposit of initial or maintenance margin in connection with futures contracts will not be deemed to be a pledge of the assets of the Funds. The Balanced Fund will not purchase any portfolio securities so long as any borrowed amounts remain outstanding.  The Total Return Fund may borrow money or issue senior securities to the extent permitted by the 1940 Act.

(9)           Neither the Total Return Fund nor the Balanced Fund will make investments for the purpose of exercising control or management of any company.

(10)           Neither the Total Return Fund nor the Balanced Fund will make short sales of securities or maintain a short position.

(11)           Neither the Total Return Fund nor the Balanced Fund will purchase or sell any interest in any oil, gas or other mineral exploration or development program, including any oil, gas or mineral leases.

OTHER INVESTMENT RESTRICTIONS.  The following investment restrictions (or operating policies) may be changed with respect to a Fund by the Board of Directors without shareholder approval.

(1)           No Fund will invest in illiquid securities if at the time of acquisition more than 15% of its net assets would be invested in such securities.  “Illiquid securities” are securities that cannot be readily resold because of legal or contractual restrictions or that cannot otherwise be marketed, redeemed or put to the issuer or a third party, that do not mature within seven days, or that the Manager (as defined in "MANAGEMENT OF THE FUNDS," below), in accordance with guidelines approved by the Board of Directors/Trustees, has not determined to be liquid and includes, among other things, repurchase agreements maturing in more than seven days.  Securities purchased in accordance with Rule 144A under the 1933 Act and determined to be liquid by the Board of Directors/Trustees are not subject to the limitations set forth in this investment restriction.

(2)           In accordance with the requirements of Rule 35d-1 under the 1940 Act, it is a non-fundamental policy of the Cornerstone Large Growth Fund to normally invest at least 80% of the value of its net assets in the particular type of investment suggested by the Fund’s name.  If the Trust’s Board of Trustees determines to change this non-fundamental policy for the Cornerstone Large Growth Fund, the Fund will provide 60 days prior notice to the shareholders before implementing the change of policy.  Any such notice will be provided in plain English in a separate written document containing the following prominent statement in bold-face type:  “Important Notice Regarding Change in Investment Policy.”  If the notice is included with other communications to shareholders, the aforementioned statement will also be included on the envelope in which the notice is delivered.

(3)           No Fund will purchase the securities of other investment companies except to the extent such purchases are permitted by applicable law.

(4)           No Fund will acquire or retain any security issued by a company, an officer or director of which is an officer or director of the Hennessy Funds or an officer, director or other affiliated person of the Manager.

(5)           None of the Cornerstone Growth Fund, the Focus 30 Fund, the Cornerstone Large Growth Fund or the Cornerstone Value Fund will make investments for the purpose of exercising control or management of any company.

(6)           None of the Cornerstone Growth Fund, the Focus 30 Fund, the Cornerstone Large Growth Fund or the Cornerstone Value Fund will make short sales of securities or maintain a short position, except to the extent permitted by applicable law.

(7)           None of the Cornerstone Growth Fund, the Focus 30 Fund, the Cornerstone Large Growth Fund or Cornerstone Value Fund will write, purchase or sell puts, call straddles, spreads or combinations thereof, except to the extent permitted in the Fund Prospectus and this SAI, as they may be amended from time to time.

(8)           Neither the Total Return Fund nor the Balanced Fund will invest in securities of any issuer that has a record of less than three years of continuous operation, including the operation of any predecessor business of a company that came into existence as a result of a merger, consolidation, reorganization or purchase of substantially all of the assets of such predecessor business.

CORNERSTONE GROWTH FUND II

FUNDAMENTAL POLICIES.  The investment restrictions set forth below are fundamental policies of the Cornerstone Growth Fund II, which cannot be changed without the approval of the holders of the lesser of (i) 67% or more of the Fund’s shares present or represented at a shareholder’s meeting at which holders of more than 50% of the Fund’s outstanding shares are present or represented or (ii) more than 50% of the outstanding shares of the Fund.  Unless otherwise indicated, all percentage limitations apply to the Cornerstone Growth Fund II only at the time an investment is made.  A later increase or decrease in percentage resulting from changes in values or net assets will not be deemed to be an investment that is contrary to these restrictions.

1. The Cornerstone Growth Fund II will not purchase securities on margin, participate in a joint-trading account, sell securities short, or write or invest in put or call options.  The Cornerstone Growth Fund II’s investments in warrants, valued at the lower of cost or market, will not exceed 5% of the value of the Fund’s net assets.

2. The Cornerstone Growth Fund II will not borrow money or issue senior securities, except for temporary bank borrowings or for emergency or extraordinary purposes (but not for the purpose of purchase of investments) and then only in an amount not in excess of 5% of the value of its total assets.  The Cornerstone Growth Fund II will not pledge any of its assets except to secure borrowings and then only to an extent not greater than 10% of the value of its net assets.  The Cornerstone Growth Fund II will not purchase securities while it has any outstanding borrowings.

3. The Cornerstone Growth Fund II will not lend money, except by purchasing publicly distributed debt securities or entering into repurchase agreements; provided, however, that repurchase agreements maturing in more than seven days plus all other illiquid securities will not exceed 10% of the Fund’s total assets.  The Cornerstone Growth Fund II will not lend its portfolio securities.

4. The Cornerstone Growth Fund II will not purchase securities of other investment companies except (a) as part of a plan of merger, consolidation or reorganization approved by the shareholders of the Fund or (b) securities of registered closed-end investment companies on the open market where no commission or profit results, other than the usual and customary broker’s commission and where as a result of such purchase the Fund would hold less than 3% of any class of securities, including voting securities, of any registered closed-end investment company and less than 5% of the Fund’s total assets, taken at current value, would be invested in securities of registered closed-end investment companies.

5. The Cornerstone Growth Fund II will not make investments for the purpose of exercising control or management of any company.

6. The Cornerstone Growth Fund II will limit its purchases of securities of any issuer (other than the United States or an instrumentality of the United States) in such a manner that it will satisfy at all times the requirements of Section 5(b)(1) of the 1940 Act (i.e., that at least 75% of the value of its total assets is represented by cash and cash items (including receivables), U.S. Government Securities, securities of other investment companies, and other securities for the purpose of the foregoing limited in respect of any one issuer to an amount not greater than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer.)

7. The Cornerstone Growth Fund II will not concentrate 25% or more of the value of its total assets, determined at the time an investment is made, exclusive of U.S. Government securities, in securities issued by companies engaged in the same industry.

8. The Cornerstone Growth Fund II will not acquire or retain any security issued by a company, an officer or director of which is an officer or trustee of the Fund or an officer, director or other affiliated person of its investment adviser.

9. The Cornerstone Growth Fund II will not acquire or retain any security issued by a company if any of the trustees or officers of the Fund, or directors, officers or other affiliated persons of its investment adviser beneficially own more than 0.5% of such company’s securities and all of the above persons owning more than 0.5% own together more than 5% of its securities.

10. The Cornerstone Growth Fund II will not act as an underwriter or distributor of securities other than shares of the Fund and will not purchase any securities which are restricted from sale to the public without registration under the Securities Act of 1933, as amended.

11. The Cornerstone Growth Fund II will not purchase any interest in any oil, gas or any other mineral exploration or development program.

12. The Cornerstone Growth Fund II will not purchase or sell real estate or real estate mortgage loans.

13. The Cornerstone Growth Fund II will not purchase or sell commodities or commodities contracts, including futures contracts.

OTHER INVESTMENT RESTRICTIONS.  The following investment restrictions (or operating policies) of the Cornerstone Growth Fund II may be changed by the Board of Trustees without shareholder approval.

(1)           The Cornerstone Growth Fund II will not invest in illiquid securities if at the time of acquisition more than 15% of its net assets would be invested in such securities.  “Illiquid securities” are securities that cannot be readily resold because of legal or contractual restrictions or that cannot otherwise be marketed, redeemed or put to the issuer or a third party, that do not mature within seven days, or that the Manager, in accordance with guidelines approved by the Board of Trustees, has not determined to be liquid and includes, among other things, repurchase agreements maturing in more than seven days.  Securities purchased in accordance with Rule 144A under the 1933 Act and determined to be liquid by the Board of Trustees are not subject to the limitations set forth in this investment restriction.

(2)           The Cornerstone Growth Fund II will not make short sales of securities or maintain a short position, except to the extent permitted by applicable law.

INVESTMENT CONSIDERATIONS

The Fund Prospectus describes the principal investment strategies and risks of the Funds.  This section expands upon that discussion and also describes non-principal investment strategies and risks of the Funds.

DOW JONES INDUSTRIAL AVERAGE.  The Total Return Fund and Balanced Fund invest in stocks in The Dow Jones Industrial Average (“DJIA”).  The DJIA consists of the following 30 common stocks:

Aluminum Co. of America (ALCOA)	Kraft Foods Inc.
American Express Co.	McDonald’s Corp.
AT&T Inc.	Merck & Co., Inc.
Bank of America Corp.	Microsoft Corp.
Caterpillar Inc.	Minnesota Mining & Manufacturing Co. (3M)
Chevron Corp.	Pfizer Inc.
Cisco Systems, Inc.	Procter & Gamble Co.
E.I du Pont De Nemours & Co., Inc.	The Boeing Co.
Exxon Mobil Corporation	The Coca-Cola Company
General Electric Co.	The Home Depot, Inc.
Hewlett-Packard Co.	The Travelers Companies, Inc.
Intel Corp.	The Walt Disney Company
International Business Machines Corp. (IBM)	United Technologies Corp.
J.P. Morgan & Co., Inc.	Verizon Communications Inc.
Johnson & Johnson	Wal-Mart Stores, Inc.

The DJIA is the property of Dow Jones & Company, Inc.  Dow Jones & Company, Inc. is not affiliated with either Fund or the Funds’ investment adviser.  Dow Jones & Company, Inc. has not participated in any way in the creation of the Funds or in the selection of stocks included in the Funds and has not approved any information included herein related thereto.

The first DJIA, consisting of 12 stocks, was published in The Wall Street Journal in 1896.  The list grew to 20 stocks in 1916 and to 30 stocks on October 1, 1928.  Dow Jones & Company, Inc. from time to time changes the stocks comprising the DJIA, although such changes are infrequent.

The investment strategies of each of the Total Return Fund and Balanced Fund are unlikely to be affected by the requirement that it not concentrate its investments since currently no more than three companies in the DJIA are engaged primarily in any one industry.  Similarly, each of these Fund’s investment strategies is unlikely to be materially affected by the requirement that it meet the diversification requirements of the Internal Revenue Code since each of these Funds will have approximately 50% of its assets invested in U.S. Treasury securities and the remainder of its assets divided among at least ten stocks.  However, the diversification requirement for each of the Total Return Fund and Balanced Fund may preclude it from effecting a purchase otherwise dictated by its investment strategy.  Finally, because of the requirements of the 1940 Act, each of these Funds will not invest more than 5% of its total assets in the common stock of any issuer that derives more than

15% of its revenues from securities-related activities.  From time to time, this requirement may preclude each of the Total Return Fund and Balanced Fund from effecting a purchase otherwise dictated by its investment strategy.

SPECIAL CONSIDERATION RELATING TO DEPOSITARY RECEIPTS.  As noted in the Fund Prospectus, the Cornerstone Growth Fund, Cornerstone Growth Fund II and Cornerstone Value Fund may each invest in the securities of foreign issuers, including American Depository Receipts (“ADRs”).  Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets.  ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities.  For purposes of the investment policies of the Cornerstone Growth Fund, Cornerstone Growth Fund II and Cornerstone Value Fund, ADRs are deemed to have the same classification as the underlying securities they represent.  Thus, an ADR evidencing ownership of common stock will be treated as common stock.

Such investments may involve risks which are in addition to the usual risks inherent in domestic investments.  The value of the foreign investments of the Cornerstone Growth Fund, Cornerstone Growth Fund II and Cornerstone Value Fund may be significantly affected by changes in currency exchange rates and these Funds may incur costs in converting securities denominated in foreign currencies to U.S. dollars.  Although these Funds intend to invest in securities of foreign issuers domiciled in nations which the Funds’ investment adviser considers as having stable and friendly governments, there is the possibility of expropriation, confiscatory taxation, currency blockage or political or social instability which could affect investments in those nations.

Many of the foreign securities held in the form of ADRs by the Cornerstone Growth Fund, Cornerstone Growth Fund II and Cornerstone Value Fund are not registered with the Securities and Exchange Commission (“SEC”), nor are the issuers thereof subject to SEC reporting requirements.  Accordingly, there may be less publicly available information concerning foreign issuers of securities held by the Cornerstone Growth Fund and Cornerstone Value Fund than is available concerning U.S. companies.  Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory requirements comparable to those applicable to U.S. companies.

Investment income on certain foreign securities may be subject to foreign withholding or other taxes that could reduce the return on these securities.  Tax treaties between the U.S. and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the Cornerstone Growth Fund, Cornerstone Growth Fund II and Cornerstone Value Fund would be subject.

ILLIQUID SECURITIES.  Each of the Cornerstone Growth Fund, the Cornerstone Growth Fund II, the Focus 30 Fund, the Cornerstone Large Growth Fund and the Cornerstone Value Fund may invest up to 15% of its net assets in illiquid securities, although it is not expected that any of these Funds will invest in illiquid securities.

Restricted securities may be sold only in privately negotiated transactions or in public offerings with respect to which a registration statement is in effect under the 1933 Act.  Where registration is required, the Cornerstone Growth Fund, the Cornerstone Growth Fund II, the Focus 30 Fund, the Cornerstone Large Growth Fund or the Cornerstone Value Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time such Fund may be permitted to sell a security under an effective registration statement.  If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than prevailed when it decided to sell.

In recent years, a large institutional market has developed for certain securities that are not registered under the 1933 Act, including securities sold in private placements, repurchase agreements, commercial paper, foreign securities and corporate bonds and notes.  These instruments are often restricted securities because the securities are sold in transactions not requiring registration.  Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend either on an efficient institutional market in which such unregistered securities can be readily resold or on an issuer’s ability to honor a demand for repayment.  Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

Rule 144A under the 1933 Act establishes a safe harbor from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers.  Institutional markets for restricted securities that might develop as a result of Rule 144A could provide both readily ascertainable values for restricted securities and the ability to liquidate an investment to satisfy share redemption orders.  Such markets might include automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the Financial Industry Regulatory Authority.  An insufficient number of qualified buyers interested in purchasing Rule 144A eligible restricted securities held by the Cornerstone Growth Fund, the Cornerstone Growth Fund II, the Focus 30 Fund, the Cornerstone Large Growth Fund or the Cornerstone Value Fund, however, could affect adversely the marketability of securities of each of these Funds and these Funds might be unable to dispose of such securities promptly or at favorable prices.

The Board of Directors/Trustees has delegated the function of making day-to-day determinations of liquidity to the Manager pursuant to guidelines approved by the Board.  The Manager takes into account a number of factors in reaching liquidity decisions, including, but not limited to, (i) the frequency of trades for the security; (ii) the number of dealers that make quotes for the security; (iii) the number of dealers that have undertaken to make a market in the security; (iv) the number of other potential purchasers; and (v) the nature of the security and how trading is effected (e.g., the time needed to sell the security, how bids are solicited and the mechanics of transfer).  The Manager monitors the liquidity of restricted securities in the Cornerstone Growth Fund, the Cornerstone Growth Fund II, the Focus 30 Fund, the Cornerstone Large Growth Fund and the Cornerstone Value Fund and reports periodically on such decisions to the Board of Directors/Trustees.

REPURCHASE AGREEMENTS.  Each Fund may enter into a repurchase agreement through which an investor (such as the Fund) repurchases a security (known as the “underlying security”) from a well-established securities dealer or bank that is a member of the Federal Reserve System.  Any such dealer or bank will be on the Fund’s approved list.  Each Fund intends to enter into repurchase agreements only with banks and dealers in transactions believed by the Manager to present minimum credit risks in accordance with guidelines established by the Fund’s Board of Directors/Trustees.  The Manager will review and monitor the creditworthiness of those institutions under the Board’s general supervision.

At the time of entering into the repurchase agreement, the bank or securities dealer agrees to repurchase the underlying security at the same price, plus specified interest.  Repurchase agreements are generally for a short period of time, often less than a week.  Repurchase agreements that do not provide for payment within seven days will be treated as illiquid securities.  Each Fund will only enter into repurchase agreements where (i) the underlying securities are of the type (excluding maturity limitations) which the Fund’s investment guidelines would allow it to purchase directly; (ii) the market value of the underlying security will at all times be equal to at least 102% of the value of the repurchase agreement; and (iii) payment for the underlying security is made only upon physical delivery or evidence of book-entry transfer to the account of the Fund’s custodian or a bank acting as agent.  In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying security and losses, including (1) possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto; (2) possible subnormal levels of income and lack of access to income during this period; and (3) expenses of enforcing its rights.

LENDING OF FUND SECURITIES.  In accordance with applicable law, each of the Cornerstone Growth Fund, the Focus 30 Fund, the Cornerstone Large Growth Fund and the Cornerstone Value Fund, to earn additional income, may lend portfolio securities (representing not more than 33-1/3% of its total assets) to banks, broker-dealers or financial institutions that the Manager deems qualified, but only when the borrower maintains with each of these Fund’s custodian bank collateral either in cash or money market instruments in an amount equal to at least 102% of the market value of the securities loaned, determined on a daily basis and adjusted accordingly.  There may be risks of delay in recovery of the securities and capital or even loss of rights in the collateral should the borrower of the securities default on its obligation to return borrowed securities because of insolvency or otherwise.  However, loans will only be made to borrowers deemed by the Manager to be of good standing and when, in the judgment of the Manager, the consideration that can be earned currently from such securities loans justifies the attendant risk.  All relevant facts and circumstances, including the creditworthiness of the broker, dealer or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Board of Directors/Trustees.  During the period of the loan the Manager will monitor all relevant facts and circumstances, including the creditworthiness of the borrower.  Each of the Cornerstone Growth Fund, the Focus 30 Fund, the Cornerstone Large Growth Fund and the Cornerstone Value Fund will retain authority to terminate any loan at any time.  Each of these Funds may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or money market instruments held as collateral to the borrower or placing broker.  Each of the Cornerstone Growth Fund, the Focus 30 Fund, the Cornerstone Large Growth Fund and the Cornerstone Value Fund will receive reasonable interest on the loan or a flat fee from the borrower and amounts equivalent to any dividends, interest or other distributions on the securities loaned.  Each of these Funds will retain record ownership of loaned securities to exercise beneficial rights, such as voting and subscription rights and rights to dividends, interest or other distributions, when regaining such rights is considered to be in the Fund’s interest.

CASH AND SHORT-TERM SECURITIES.  Each Fund may temporarily invest a portion of its total assets in cash or liquid short-term securities pending investment of such assets in securities in accordance with the Fund’s investment strategy, or to pay expenses or meet redemption requests.  The Manager generally will not use investments in cash and short-term securities for temporary defensive purposes.

Short-term securities in which the Funds may invest include certificates of deposit, commercial paper or commercial paper master notes rated, at the time of purchase, A-1 or A-2 by Standard & Poor’s Corporation (“Standard & Poor’s”) or Prime-1 or Prime-2 by Moody’s Investors Service, Inc. (“Moody’s”), U.S. Government Securities, repurchase agreements involving such securities and shares of money market mutual funds.  Commercial paper master notes are demand instruments without a fixed maturity bearing interest at rates that are fixed to known lending rates and automatically adjusted when such lending rates change.

With respect to money market mutual funds, in addition to the advisory fees and other expenses the Funds bear directly in connection with their own operations, as a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company’s advisory fees and other expenses, and such fees and other expenses will be borne indirectly by that Fund’s shareholders.

The Manager does not expect assets invested in cash or liquid short-term securities to exceed 5% of any Fund’s total assets at any time except during rebalance periods or when shareholder and/or redemption activity is excessive.

BORROWING.  Each of the Funds, except the Total Return Fund, may borrow money from banks for extraordinary or emergency purposes such as meeting anticipated redemptions, and may pledge assets in connection with such borrowing.  Each of the Cornerstone Growth Fund, the Focus 30 Fund, the Cornerstone Large Growth Fund and the Cornerstone Value Fund may borrow for such purposes in an amount up to 33% of its total assets, while the Cornerstone Growth Fund II may borrow for such purposes in an amount up to 5% of its total assets and the Balanced Fund may borrow for such purposes in an amount up to 10% of its total assets.  The borrowing policy is a fundamental policy of each of these Funds, which cannot be changed with respect to a Fund without shareholder approval as described in “INVESTMENT RESTRICTIONS” above.

The Total Return Fund intends to borrow for investment purposes.  Borrowing for investment is known as leveraging.  Leveraging investments, by purchasing securities with borrowed money, is a speculative technique, which increases investment risk, but also increases investment opportunity.  Since approximately half of the Total Return Fund’s assets will fluctuate in value, whereas the interest obligations on borrowings may be fixed, the net asset value per share of the Total Return Fund when it leverages its investments will increase more when the Total Return Fund’s portfolio assets increase in value and decrease more when the Total Return Fund’s portfolio assets decrease in value than would otherwise be the case.  Moreover, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the returns on the borrowed funds.  Under adverse conditions, the Total Return Fund might have to sell portfolio securities to meet interest or principal payments at a time investment considerations would not favor such sales.  The Total Return Fund intends to use leverage whenever it is able to borrow on terms considered by its investment adviser to be reasonable.

As required by the 1940 Act, the Total Return Fund must maintain continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed.  If, at any time, the value of the Total Return Fund’s assets should fail to meet this 300% coverage test, the Total Return Fund, within three days (not including Sundays and holidays), will reduce the amount of the Total Return Fund’s borrowings to the extent necessary to meet this 300% coverage.  Maintenance of this percentage limitation may result in the sale of portfolio securities at a time when investment considerations otherwise indicate that it would be disadvantageous to do so.  Borrowing from a bank as a temporary measure for extraordinary or emergency purposes are not subject to the foregoing 300% asset coverage requirement.

The Total Return Fund may enter into reverse repurchase agreements, which are considered to be borrowings under the 1940 Act.  Under a reverse repurchase agreement, the Total Return Fund sells portfolio securities and agrees to repurchase them at an agreed-upon future date and price.  When the Total Return Fund enters into a reverse repurchase agreement, it will maintain cash or liquid securities having a value equal to or greater than the repurchase price (including accrued interest).  Reverse repurchase agreements involve the risk that the market value of the securities sold by the Total Return Fund may decline below the price of the securities it is obligated to repurchase.

DIRECTORS/TRUSTEES AND OFFICERS

The business and affairs of the Hennessy Funds are managed by their Officers under the direction of their respective Board of Directors/Trustees.  The name, age, address, principal occupation(s) during the past five years, and other information with respect to each of the Directors/Trustees and Officers of the Hennessy Funds are set forth below.  The Cornerstone Growth Fund, the Cornerstone Growth Fund II, the Focus 30 Fund, the Cornerstone Large Growth Fund, the Cornerstone Value Fund, the Total Return Fund, the Balanced Fund, the Select Large Growth Fund, the Hennessy Select SPARX Japan Fund and the Hennessy Select SPARX Japan Smaller Companies Fund are the only funds in the fund complex.  Information specific to each of the Hennessy Select SPARX Japan Fund and the Hennessy Select SPARX Japan Smaller Companies Fund, each of which is a series of Hennessy SPARX Funds Trust (“HSFT”), is contained in a separate Statement of Additional Information.

Name, Address, and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Disinterested Trustees (as defined below)

J. Dennis DeSousa Age: 71 Address: c/o Hennessy Advisors, Inc. 7250 Redwood Blvd. Suite 200 Novato, CA 94945	Trustee	Indefinite, until successor elected Served since January 1996 HMFI and HFI; since July 2005 HFT; and since September 2009 HSFT	Currently a real estate investor.	10	None.
Robert T. Doyle Age: 61 Address: c/o Hennessy Advisors, Inc. 7250 Redwood Blvd. Suite 200 Novato, CA 94945	Trustee	Indefinite, until successor elected Served since January 1996 HMFI and HFI; since July 2005 HFT; and since September 2009 HSFT	Currently the Sheriff of Marin County, California (since 1996) and has been employed in the Marin County Sheriff’s Office in various capacities since 1969.	10	None.

Name, Address, and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Gerald P. Richardson Age: 63 Address: c/o Hennessy Advisors, Inc. 7250 Redwood Blvd. Suite 200 Novato, CA 94945	Trustee	Indefinite, until successor elected Served since May 2004 HMFI and HFI; since July 2005 HFT; and since September 2009 HSFT	Chief Executive Officer and owner of ORBIS Payment Services since January 2001. In 2000, Mr. Richardson was an independent consultant.	10	None.

Name, Address, and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

“Interested Persons” (as defined in the 1940 Act)

Neil J. Hennessy(1) Age: 54 Address: c/o Hennessy Advisors, Inc. 7250 Redwood Blvd. Suite 200 Novato, CA 94945	Trustee, President and Chairman of the Board	Trustee: Indefinite, until successor elected Served since January 1996 HMFI and HFI; since July 2005 HFT; and since September 2009 HSFT Officer: 1 year term Served since June 2008 HMFI, HFI and HFT; and since September 2009 HSFT	President, Chairman, CEO and Portfolio Manager of Hennessy Advisors, Inc., the Hennessy Funds’ investment adviser, since 1989; President of HMFI and HFI from 1996 through June 2008; President of HFT from 2005 through June 2008; and President of HSFT since September 2009.	10	Director of Hennessy Advisors, Inc.
Frank Ingarra, Jr. (1) Age: 38 Address: c/o Hennessy Advisors, Inc. 7250 Redwood Blvd. Suite 200 Novato, CA 94945	Assistant Portfolio Manager and Vice President	1 year term Since August 2002 HMFI and HFI; since July 2005 HFT; and since September 2009 HSFT
Assistant Portfolio Manager for Hennessy Advisors, Inc., the Hennessy Funds’ investment adviser, from March 2002 to the present; from August 2000 through March 2002, Mr. Ingarra was the Head Trader for Hennessy Advisors, Inc.; and from August 2002 to the present, Mr. Ingarra has been a Vice President of the Hennessy Funds.

				N/A	N/A
_______________
(1)	All Officers of the Hennessy Funds and employees of the Manager are Interested Persons of the Fund.

Name, Address, and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Persons
Harry F. Thomas(1) Age: 63 Address: c/o Hennessy Advisors, Inc. 7250 Redwood Blvd. Suite 200 Novato, CA 94945	Vice President, Chief Compliance Officer	1 year term Since September 2004 HMFI and HFI; since July 2005 HFT; and since September 2009 HSFT
Vice President, Chief Compliance Officer for Hennessy Advisors, Inc., the Hennessy Funds’ investment adviser, since 2004; retired business executive from 2001 through 2004; and trustee/director of the Hennessy Funds from 2000 to May 2004.
				N/A	N/A
Ana Miner(1) Age: 51 Address: c/o Hennessy Advisors, Inc. 7250 Redwood Blvd. Suite 200 Novato, CA 94945	Vice President of Operations	1 year term Since March 2000 HMFI and HFI; since July 2005 HFT; and since September 2009 HSFT	Has been employed by Hennessy Advisors, Inc., the Hennessy Funds’ investment adviser, since 1998.	N/A	N/A
Teresa M. Nilsen(1) Age: 43 Address: c/o Hennessy Advisors, Inc. 7250 Redwood Blvd. Suite 200 Novato, CA 94945	Executive Vice President and Treasurer	1 year term Since January 1996 HMFI and HFI; since July 2005 HFT; and since September 2009 HSFT
Currently Executive Vice President, Chief Financial Officer and Secretary of Hennessy Advisors, Inc., the Hennessy Funds’ investment adviser; Ms. Nilsen has been the corporate secretary and a financial officer of Hennessy Advisors, Inc. since 1989; Ms. Nilsen has been an officer of the Hennessy Funds since 1996, currently she is Executive Vice President and Treasurer.
				N/A	N/A
Daniel B. Steadman(1) Age: 53 Address: c/o Hennessy Advisors, Inc. 7250 Redwood Blvd. Suite 200 Novato, CA 94945	Executive Vice President and Secretary	1 year term Since March 2000 HMFI and HFI; since July 2005 HFT; and since September 2009 HSFT
Executive Vice President of Hennessy Advisors, Inc., the Hennessy Funds’ investment adviser, from 2000 to the present; Mr. Steadman has been Executive Vice President and Secretary of the Hennessy Funds since 2000.
				N/A	N/A
_______________
(1)	All Officers of the Hennessy Funds and employees of the Manager are Interested Persons of the Fund.

Name, Address, and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Tania A. Kelley(1) Age: 44 Address: c/o Hennessy Advisors, Inc. 7250 Redwood Blvd. Suite 200 Novato, CA 94945	Vice President of Marketing	1 year term Since October 2003 HMFI and HFI; since July 2005 HFT; and since September 2009 HSFT	Has been employed by Hennessy Advisors, Inc., the Hennessy Funds’ investment adviser, since October 2003; Director of Sales and Marketing for ATT/Comcast from 2000 through 2003.	N/A	N/A
Brian Peery(1) Age: 40 Address: c/o Hennessy Advisors, Inc. 7250 Redwood Blvd. Suite 200 Novato, CA 94945	Vice President, Director of Research	1 year term Since March 2003 HMFI and HFI; since July 2005 HFT; and since September 2009 HSFT
Has been employed by Hennessy Advisors, Inc., the Hennessy Funds’ investment adviser, since June 2002; Vice President of Institutional Sales and Senior Analyst with Brad Peery Inc. from June 2000 to June 2002; from 1996 to 2002, Mr. Peery worked for Haywood Securities where has was a Vice President.
				N/A	N/A

_______________
(1)	All Officers of the Hennessy Funds and employees of the Manager are Interested Persons of the Fund.

Pursuant to the terms of the Management Agreements (as defined below) with HMFI, HFT, HSFT and HFI, the Manager, on behalf of the Funds, pays the compensation of all Officers and Directors/Trustees who are affiliated persons of the Manager.

The Board of Directors/Trustees has an Audit Committee whose members are Messrs. DeSousa, Doyle (Chairman) and Richardson.  The primary functions of the Audit Committee are to recommend to the Board of Trustees the independent registered public accounting firm to be retained to perform the annual audit, to review the results of the audit, to review the Funds’ internal controls and to review certain other matters relating to the Funds’ independent registered public accounting firm and financial records.  The Audit Committee met twice during the fiscal year ended October 31, 2009.

The Hennessy Funds pay Directors/Trustees who are not interested persons of the Funds (each, a “Disinterested Director”) fees for serving as Directors/Trustees.  HMFI pays each Disinterested Director a $2,250 fee for each meeting of the Board of Directors/Trustees attended, of which each of the Cornerstone Growth Fund, the Focus 30 Fund and the Cornerstone Value Fund pays one-third.  HFT pays each Disinterested Director a $2,250 fee for each meeting of the Board of Trustees attended, of which each of the Cornerstone Growth Fund II, the Cornerstone Large Growth Fund and the Select Large Value Fund pays one-third.  HFI pays each Disinterested Director a $1,000 fee for each meeting of the Board of Directors/Trustees attended, of which each of the Total Return Fund and Balanced Fund each pays one-half.  HSFT pays each Disinterested Director a $1,500 fee for each meeting of the Board of Directors/Trustees attended, of which each of the Hennessy Select SPARX Japan Fund and the Hennessy Select SPARX Japan Smaller Companies Fund each pays one-half.  The Hennessy Funds may also reimburse Directors/Trustees for travel expenses incurred in order to attend meetings of the Board of Directors/Trustees.

The table below sets forth the compensation paid by HMFI to each of the current Directors of HMFI for services as directors for the fiscal year ended October 31, 2009:

COMPENSATION TABLE

Name of Person	Aggregate Compensation from HMFI	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from HMFI and Fund Complex (1) Paid to Directors
Disinterested Directors
J. Dennis DeSousa	$9,300	$0	$0	$20,000
Robert T. Doyle	$9,300	$0	$0	$20,000
Gerald P. Richardson	$9,300	$0	$0	$20,000
“Interested Persons” (as defined in the 1940 Act)
Neil J. Hennessy	$0	$0	$0	$0
_________________________

(1)
The Cornerstone Growth Fund, the Cornerstone Growth Fund II, the Focus 30 Fund, the Cornerstone Large Value Fund, the Cornerstone Value Fund, the Total Return Fund, the Balanced Fund, the Select Large Value Fund, the Hennessy Select SPARX Japan Fund and the Hennessy Select SPARX Japan Smaller Companies Fund are the only funds in the fund complex.

The table below sets forth the compensation paid by HFT to each of the current Trustees of HFT for services as Trustees for the twelve months ended October 31, 2009:

COMPENSATION TABLE

Name of Person	Aggregate Compensation from HFT	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from HFT and Fund Complex (1) Paid to Trustees
Disinterested Directors
J. Dennis DeSousa	$6,300	$0	$0	$20,000
Robert T. Doyle	$6,300	$0	$0	$20,000
Gerald P. Richardson	$6,300	$0	$0	$20,000
“Interested Persons” (as defined in the 1940 Act)
Neil J. Hennessy	$0	$0	$0	$0
_________________________

(1)
The Cornerstone Growth Fund, the Cornerstone Growth Fund II, the Focus 30 Fund, the Cornerstone Large Value Fund, the Cornerstone Value Fund, the Total Return Fund, the Balanced Fund, the Select Large Value Fund, the Hennessy Select SPARX Japan Fund and the Hennessy Select SPARX Japan Smaller Companies Fund are the only funds in the fund complex.

The table below sets forth the compensation paid by HFI to each of the current Directors of HFI for services as directors for the fiscal year ended October 31, 2009:

COMPENSATION TABLE

Name of Person	Aggregate Compensation from HFI	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from HFI and Fund Complex (1) Paid to Directors
Disinterested Directors
J. Dennis DeSousa	$4,200	$0	$0	$20,000
Robert T. Doyle	$4,200	$0	$0	$20,000
Gerald P. Richardson	$4,200	$0	$0	$20,000
“Interested Persons” (as defined in the 1940 Act)
Neil J. Hennessy	$0	$0	$0	$0
_________________________

(1)
The Cornerstone Growth Fund, the Cornerstone Growth Fund II, the Focus 30 Fund, the Cornerstone Large Value Fund, the Cornerstone Value Fund, the Total Return Fund, the Balanced Fund, the Select Large Value Fund, the Hennessy Select SPARX Japan Fund and the Hennessy Select SPARX Japan Smaller Companies Fund are the only funds in the fund complex.

Because the Manager and the Administrator perform substantially all of the services necessary for the operation of the Funds, the Funds require no employees.  No officer, director or employee of the Manager or the Administrator receives any compensation from the Funds for acting as a Director/Trustee or Officer.

OWNERSHIP OF MANAGEMENT AND PRINCIPAL SHAREHOLDERS

As of December 31, 2009, the Officers and Directors/Trustees of the Hennessy Funds as a group (12 persons) owned an aggregate of less than 1% of the outstanding Original Class shares of each Fund and less than 1% of the outstanding Institutional Class shares of each Fund.

As of December 31, 2009, the following shareholders owned more than 5% of the outstanding voting securities of the Original Share Classes of the following funds (no shareholder owned more than 5% of the outstanding voting securities of the Cornerstone Large Growth Fund or the Total Return Fund):

Cornerstone Growth Fund:

Charles Schwab & Co., Inc. San Francisco, CA 94104-4151	36.23%

National Financial Services, LLC New York, NY 10281-1003	18.50%

TD Ameritrade, Inc., for the Exclusive Benefit of Customers P.O. Box 2226 Omaha, NE 68103-2226	5.37%

Cornerstone Growth Fund II:

Charles Schwab & Co., Inc. San Francisco, CA 94104-4151	53.15%

National Financial Services, LLC New York, NY 10281-1003	14.00%

Focus 30 Fund:

Charles Schwab & Co., Inc., for the Exclusive Benefit of Customers San Francisco, CA 94104-4151	37.44%

National Financial Services, LLC, for the Exclusive Benefit of Customers New York, NY 10281-1003	25.51%

TD Ameritrade, Inc., for the Exclusive Benefit of Customers P.O. Box 2226 Omaha, NE 68103-2226	5.14%

Cornerstone Value Fund:

Charles Schwab & Co., Inc. San Francisco, CA 94104-4151	16.01%

National Financial Services, LLC New York, NY 10281-1003	11.55%

TD Ameritrade, Inc. for the Exclusive Benefit of Customers P.O. Box 2226 Omaha, NE 68103-2226	7.72%

Balanced Fund:
Charles Schwab & Co., Inc. Special Custody Account for Customers San Francisco, CA 94104-4151	10.78%

Jerry and Don’s Yager Pump and Well 401(k) FBO Jim Mickelson Petaluma, CA 94953-2689	6.71%

U.S. Bank N.A. Custodian Leo Lovi IRA Redwood City, CA 94061-3920	5.65%

As of December 31, 2009, the following shareholders owned more than 5% of the outstanding voting securities of the Institutional Share Classes of the following funds:

Cornerstone Growth Fund:

Charles Schwab & Co., Inc. San Francisco, CA 94104-4151	16.64%

U.S. Bank N.A. Custodian James O. Bell IRA Rollover Coles Point, VA 22442-0187	15.27%

Karen Joy Khusro Bloomington, IL 61704-2813	7.82%

U.S. Bank N.A. Custodian Diane A. Hozyash IRA Rollover Boyertown, PA 19512-8081	7.56%

Rachael E. Schwartz Washington, DC 20008-1238	7.51%

Hennessy Advisors, Inc. Retirement Trust Novata, CA 94945-3272	6.28%

U.S. Bank N.A. Custodian Jack L. Klebanoff IRA Walnut Creek, CA 94596-6006	6.03%

Eastport Health Care, Inc. Attn. Charles Wellman Eastport, ME 04631-0909	5.38%

Gerald J. Hietpas and Barbara J. Hietpas JTWROS Little Chute, WI 54140-2262	5.19%

Lawrence A. Lang M.D. Inc. Retirement Trust Studio City, CA 91604-2211	5.10%

Cornerstone Growth Fund II:

Merrill Lynch Pierce Fenner and Smith, Inc., For the Sole Benefit of its Customers Jacksonville, FL 32246-6484	75.06%

Hennessy Advisors, Inc. Retirement Trust Novata, CA 94945-3272	24.94%

Focus 30 Fund:

Charles Schwab & Co., Inc. San Francisco, CA 94104-4151	62.96%

National Financial Services Corp. New York, NY 10281-5503	27.80%

Cornerstone Value Fund:

Eastport Health Care, Inc. Attn. Charles Wellman Eastport, ME 04631-0909	25.53%

Kishor Nathaniel Jain Custodian Sandup Kishor Jain Frankfort, IL 60423-1058	22.00%

Thomas F. Smith and Killian M. Smith Decator, GA 30034-4408	17.92%

Marilyn J. Ingarra Melville, NY 11747-5354	17.92%

Hennessy Advisors, Inc. Retirement Trust Novato, CA 94945-3272	15.03%

Cornerstone Large Growth Fund:

Hennessy Advisors, Inc. Retirement Trust Novato, CA 94945-3272	99.99%

The following table sets forth the dollar range of equity securities beneficially owned by each Director/Trustee in the Funds as of December 31, 2009:

Name of Director/Trustee	Dollar Range of Equity Securities in the Cornerstone Growth Fund	Dollar Range of Equity Securities in the Cornerstone Growth Fund II	Dollar Range of Equity Securities in the Focus 30 Fund	Dollar Range of Equity Securities in the Cornerstone Large Growth Fund

Disinterested Directors
J. Dennis DeSousa	$10,001-$50,000	$1-$10,000	$10,001-$50,000	None
Robert T. Doyle	None	None	None	None
Gerald P. Richardson	$10,001-$50,000	$1-$10,000	$10,001-$50,000	None

“Interested Persons” (as defined in the 1940 Act)
Neil J. Hennessy	$10,001-$50,000	$10,001-$50,000	$10,001-$50,000	$10,001-$50,000

Name of Director/Trustee	Dollar Range of Equity Securities in the Cornerstone Value Fund	Dollar Range of Equity Securities in the Total Return Fund	Dollar Range of Equity Securities in the Balanced Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director (Trustee) in Family of Investment Companies(1)

Disinterested Directors
J. Dennis DeSousa	None	$10,001-$50,000	$10,001-$50,000	$50,001-$100,000
Robert T. Doyle	None	$10,001-$50,000	None	$10,001-$50,000
Gerald P. Richardson	None	$1-$10,000	$1-$10,000	Over $100,000

“Interested Persons” (as defined in the 1940 Act)
Neil J. Hennessy	$10,001-$50,000	$10,001-$50,000	$10,001-$50,000	Over $100,000
_________________________

(1)
The Cornerstone Growth Fund, the Cornerstone Growth Fund II, the Focus 30 Fund, the Cornerstone Large Value Fund, the Cornerstone Value Fund, the Total Return Fund, the Balanced Fund, the Select Large Value Fund, the Hennessy Select SPARX Japan Fund and the Hennessy Select SPARX Japan Smaller Companies Fund are the only funds in the fund complex.

None of the Directors/Trustees who are Disinterested Directors, or any members of their immediate family, own shares of the Manager or companies, other than registered investment companies, controlled by or under common control with the Manager.

MANAGEMENT OF THE FUNDS

THE MANAGER.  The investment adviser to the Hennessy Funds is Hennessy Advisors, Inc. (the “Manager”).  The Manager acts as the investment manager of each Fund pursuant to separate management agreements with HMFI, HFT and HFI (collectively, the “Management Agreements”).  The Manager furnishes continuous investment advisory services and management to the Hennessy Funds.  The Manager is controlled by Neil J. Hennessy, who currently owns 32.8% of the outstanding voting securities of the Manager.

Under the Management Agreements, the Manager is entitled to an investment advisory fee in respect of each Fund, computed daily and payable monthly, at the annual rate of each Fund’s average daily net assets as shown below:

Cornerstone Growth Fund	0.74%
Cornerstone Growth Fund II	0.74%
Focus 30 Fund	0.74%
Cornerstone Large Growth Fund	0.74%
Cornerstone Value Fund	0.74%
Total Return Fund	0.60%
Balanced Fund	0.60%

Pursuant to the Management Agreements, the Manager is responsible for investment management of each Fund’s portfolio, subject to general oversight by the Board of Directors/Trustees, and provides the Funds with office space.  In addition, the Manager is obligated to keep certain books and records of the Funds.  In connection therewith, the Manager furnishes each Fund with those ordinary clerical and bookkeeping services that are not being furnished by the Funds’ custodian, administrator or transfer agent.

Under the terms of the Management Agreements, each Fund bears all expenses incurred in its operation that are not specifically assumed by the Manager, the Administrator (as defined below) or the Distributor (as defined below) (other than pursuant to the 12b-1 plan of the Total Return Fund and Balanced Fund).  General expenses of the Funds not readily identifiable as belonging to one of the Funds are allocated among the Funds by or under the direction of the Board of Directors/Trustees in such manner as the Board determines to be fair and equitable.  Expenses borne by each Fund include, but are not limited to, the following (or the Fund’s allocated share of the following): (i) the cost (including brokerage commissions, if any) of securities purchased or sold by the Fund and any losses incurred in connection therewith; (ii) investment management fees; (iii) organizational expenses; (iv) filing fees and expenses relating to the registration and qualification of HMFI, HFT, HSFT or HFI or the shares of a Fund under federal or state securities laws and maintenance of such registrations and qualifications; (v) fees and expenses payable to Disinterested Directors; (vi) taxes (including any income or franchise taxes) and governmental fees; (vii) costs of any liability, directors’/trustees’ and officers’ insurance and fidelity bonds; (viii) legal, accounting and auditing expenses; (ix) charges of custodian, transfer agent and other agents; (x) expenses of setting in type and providing a camera-ready copy of the Fund Prospectus and supplements thereto, expenses of setting in type and printing or otherwise reproducing statements of additional information and supplements thereto and reports and proxy materials for existing shareholders; (xi) any extraordinary expenses (including fees and disbursements of counsel) incurred by HMFI, HFT, HSFT or HFI, as applicable, or the Fund; (xii) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; and (xiii) costs of meetings of shareholders.  The Manager may voluntarily waive its management fee or subsidize other Fund expenses.  This may have the effect of increasing a Fund’s return.

Under the Management Agreements, the Manager will not be liable for any error of judgment or mistake of law or for any loss suffered by HMFI, HFT, HSFT, HFI or any Fund in connection with the performance of the Management Agreements, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Manager in the performance of its duties or from reckless disregard of its duties and obligations thereunder.

The Management Agreements have an initial term of two years and may be renewed from year to year thereafter so long as such continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act.  Each Management Agreement provides that it will terminate in the event of its assignment (as defined in the 1940 Act).  The Management Agreements may be terminated by HMFI, HFT, HSFT or HFI with respect to a Fund or by the Manager upon 60 days’ prior written notice.

The Manager has undertaken to reimburse each of the Funds to the extent that the aggregate annual operating expenses of the Institutional Class shares, including the investment advisory fee and the administration fee but excluding interest, reimbursement payments to securities lenders for dividend and interest payments on securities sold short, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities, and extraordinary items, exceed that percentage of the average net assets of the Fund’s Institutional Class shares for such year, as determined by valuations made as of the close of each business day of the year, which is the most restrictive percentage provided by the state laws of the various states in which the shares of the Fund are qualified for sale or, if the states in which the shares of the Fund are qualified for sale impose no such restrictions, 0.98%.  With respect to the Original Class shares of the Cornerstone Large Growth Fund, the Manager has undertaken to reimburse each of the Fund to the extent that the aggregate annual operating expenses of the Original Class shares, including the investment advisory fee and the administration fee but excluding interest, reimbursement payments to securities lenders for dividend and interest payments on securities sold short, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities, and extraordinary items, exceed that percentage of the average net assets of the Fund’s Original Class shares for such year, as determined by valuations made as of the cl ose of each business day of the year, which is the most restrictive percentage provided by the state laws of the various states in which the shares of the Fund are qualified for sale or, if the states in which the shares of the Fund are qualified for sale impose no such restrictions, 1.30% (until March 23, 2010 ).  As of the date hereof, no such state law provision was applicable to any Fund.  If the accrued amount of the expenses of the Fund exceeds the expense limitation, the Fund creates an account receivable from the Manager for the amount of such excess.  In such a situation the monthly payment of the Manager’s fee will be reduced by the amount of such excess (and if the amount of such excess in any month is greater than the monthly payment of the Manager’s fee, the Manager will pay the Fund the amount of such difference), subject to adjustment month by month during the balance of the Fund’s fiscal year if accrued expenses thereafter fall below this limit.  If, in any of the three fiscal years following any fiscal year in which the Manager has reimbursed a Fund for excess expenses, such Fund’s expenses, as a percentage of such Fund’s average net assets, are less than the applicable expense ratio limit, such Fund shall repay to the Manager the amount the Manager reimbursed the Fund; provided, however, that the Fund’s expense ratio shall not exceed the applicable limit.

During the fiscal years ended October 31, 2009, 2008 and 2007 the Cornerstone Growth Fund, the Focus 30 Fund and the Cornerstone Value Fund paid the following fees to the Manager pursuant to the Management Agreement.  For the same period, the Manager did not reimburse fees and expenses of any of the Funds.  The Manager reimbursed Institutional Class expenses of $6,062, $43,673, and $1,298 for the Cornerstone Growth Fund, the Focus 30 Fund and the Cornerstone Value Fund, respectively, for the year ended October 31, 2009.

Advisory Fees Paid to Advisor

	Fiscal Year Ended	Fiscal Year Ended	Fiscal Year Ended
	October 31, 2009	October 31, 2008	October 31, 2007
Cornerstone Growth Fund	$1,882,422	$4,507,375	$8,363,138
Focus 30 Fund	$1,211,554	$1,621,538	$1,780,665
Cornerstone Value Fund	$707,415	$1,128,306	$1,663,799

During the fiscal years ended October 31, 2009, 2008 and 2007, the Cornerstone Growth Fund II paid the fees set forth below to the Manager pursuant to the Management Agreement.  The Manager reimbursed Institutional Class expenses of $706 for the Cornerstone Growth Fund II for the year ended October 31, 2009.

Advisory Fees Paid to Advisor

	October 31, 2009	October 31, 2008	October 31, 2007
Cornerstone Growth Fund II	$225,699	$607,588	$1,408,211

During the period of October 1, 2009 through October 31, 2009 and the fiscal year ended September 30, 2009, the Cornerstone Large Growth Fund paid the fees set forth below to the Manager pursuant to the Management Agreement.  The Cornerstone Large Growth Fund commenced operation on March 23, 2010.  Also, in addition to any reimbursement required under the most restrictive applicable expense limitation of state securities commissions, the Manager has contractually agreed to waive a portion of its fees and/or to reimburse the Cornerstone Large Growth Fund to the extent necessary to ensure that total annual operating expenses do not exceed 1.30% of the Cornerstone Large Growth Fund’s average daily net assets annually through March 23, 2010.  The Manager reimbursed Institutional Class expenses of $5 for the Cornerstone Large Growth Fund for the period ended October 31, 2009, and the Manager recouped $2,375 of previously reimbursed Original Class expenses for the Large Growth Fund for the period ended October 31, 2009.  This amount is subject to reimbursement by the Cornerstone Large Growth Fund if requested by the Manager during the next three fiscal years, provided that the aggregate amount actually paid by the Cornerstone Large Growth Fund towards total annual operating expenses (taking into account the reimbursement) does not exceed the limitation on the Cornerstone Large Growth Fund expenses.

Advisory Fees Paid to Advisor

	Period Ended October 31, 2009	September 30, 2009
Cornerstone Large Growth Fund	$45,336	$442,796

During the fiscal years ended October 31, 2009, 2008 and 2007, the Total Return Fund and Balanced Fund paid the following fees to the Manager pursuant to the Management Agreement.

	Fiscal Year Ended	Fiscal Year Ended	Fiscal Year Ended
	October 31, 2009	October 31, 2008	October 31, 2007
Total Return Fund	$295,880	$459,664	$622,803
Balanced Fund	$ 63,393	$84,820	$120,391

The Funds have entered into a Servicing Agreement with the Manager (the “Servicing Agreement”).  Pursuant to the Servicing Agreement, the Manager will provide administrative support services to the Cornerstone Growth Fund, the Cornerstone Growth Fund II, the Focus 30 Fund, the Cornerstone Large Growth Fund, the Cornerstone Value Fund, the Total Return Fund and the Balanced Fund consisting of:

o	maintaining an “800” number that current shareholders may call to ask questions about these Funds or their accounts with the Funds;

o	assisting shareholders in processing exchange and redemption requests;

o	assisting shareholders in changing dividend options, account designations and addresses;

o	responding generally to questions of shareholders; and

o	providing such other similar services as these Funds may request.

For such services, each of the Funds pays an annual fee to the Manager equal to 0.10% of its average daily net assets.  The Institutional Class shares of the Funds are not subject to the Servicing Agreement fees.

During the fiscal years ended October 31, 2009, 2008 and 2007, the Cornerstone Growth Fund, the Focus 30 Fund, the Cornerstone Value Fund, the Total Return Fund and the Balanced Fund paid the following fees to the Manager pursuant to the Servicing Agreement.

	Fiscal Year Ended	Fiscal Year Ended	Fiscal Year Ended
	October 31, 2009	October 31, 2008	October 31, 2007
Cornerstone Growth Fund	$249,871	$603,479	$1,130,154
Focus 30 Fund	$138,766	$195,316	$240,630
Cornerstone Value Fund	$ 94,724	$151,814	$224,838
Total Return Fund(1)	$ 49,313	$76,611	$32,446
Balanced Fund(1)	$ 10,566	$14,137	$6,616

(1)	The Total Return Fund and the Balanced Fund did not begin making payments pursuant to the Servicing Agreement until July 1, 2007.

During the fiscal years ended October 31, 2009, 2008 and 2007, the Growth Fund II paid the Manager $30,355, $82,050 and $190,299, respectively, pursuant to the Servicing Agreement.

During the period of October 1, 2009 through October 31, 2009 and the fiscal year ended September 30, 2009, the Cornerstone Large Growth Fund paid the Manager $6,123 and $33,417, respectively, pursuant to the Servicing Agreement.  The Cornerstone Large Growth Fund commenced operations March 23, 2009.

The Servicing Agreement may be terminated with respect to each of the Funds by either party thereto upon sixty days’ written notice to the other party, and will be terminated if its continuance is not approved with respect to each Fund at least annually by a majority of those Directors/Trustees who are not parties thereto or “interested persons” (as defined in the 1940 Act) of any such party.

THE PORTFOLIO MANAGERS.  The Manager is the sole investment adviser to the Funds.  The portfolio managers to the Funds may have responsibility for the day-to-day management of accounts other than the Funds.  Information regarding these other accounts is set forth below.  The number of accounts and assets is shown as of October 31, 2009.

	Number of Other Accounts Managed and Total Assets by Account Type			Number of Accounts and Total Assets for Which Advisory Fee is Performance-Based

Name of Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts

Neil J. Hennessy	10 $973 million	1 $1.9 million	0 $ 0	0 $ 0	0 $ 0	0 $ 0
Frank Ingarra, Jr.	10 $973 million	1 $1.9 million	0 $ 0	0 $ 0	0 $ 0	0 $ 0

The portfolio managers are often responsible for managing other accounts.  The Manager typically assigns accounts with similar investment strategies to the portfolio managers to mitigate the potentially conflicting investment strategies of accounts.  Other than potential conflicts between investment strategies, the side-by-side management of the Funds and other accounts may raise potential conflicts of interest due to the interest held by the Manager or one of its affiliates in an account and certain trading practices used by the portfolio managers (for example, cross trades between the Funds and another account and allocation of aggregated trades).  The Manager has developed policies and procedures reasonably designed to mitigate those conflicts.  In particular, the Manager has adopted policies limiting the ability of portfolio managers to cross securities between Funds and policies designed to ensure the fair allocation of securities purchased on an aggregated basis.

The portfolio managers are compensated in various forms.  The following table outlines the forms of compensation paid to the portfolio managers as of October 31, 2009.

Form of Compensation	Source of Compensation	Method Used to Determine Compensation (Including Any Differences in Method Between Account Types)

Salary	Hennessy Advisors, Inc.
The board of directors of Hennessy Advisors, Inc. determines Neil J. Hennessy’s salary or Frank Ingarra, Jr.’s salary, as the case may be, on an annual basis, and it is a fixed amount throughout the year.  It is not based on the performance of the Funds or on the value of the assets held in the Funds’ portfolios.

Performance Bonus	Hennessy Advisors, Inc.
The board of directors contractually grants to Neil J. Hennessy an annual performance bonus equal to 10% of the pre-tax profit of Hennessy Advisors, Inc., as computed for financial reporting purposes in accordance with generally accepted accounting principles.

The following tables sets forth the dollar range of equity securities of each Fund beneficially owned by the portfolio manager as of October 31, 2009:

Name	Dollar Range of Equity Securities in the Cornerstone Growth Fund	Dollar Range of Equity Securities in the Cornerstone Growth Fund II	Dollar Range of Equity Securities in the Focus 30 Fund	Dollar Range of Equity Securities in the Cornerstone Large Growth Fund
Neil J. Hennessy	$10,001-$50,000	$10,001-$50,000	$10,001-$50,000	$10,001-$50,000
Frank Ingarra, Jr.	$50,001-$100,000	$1-$10,000	$10,001-$50,000	$10,001-$50,000

Name	Dollar Range of Equity Securities in the Cornerstone Value Fund	Dollar Range of Equity Securities in the Total Return Fund	Dollar Range of Equity Securities in the Balanced Fund
Neil J. Hennessy	$10,001-$50,000	$10,001-$50,000	$10,001-$50,000
Frank Ingarra, Jr.	$10,001-$50,000	None	None

  THE ADMINISTRATOR.  U.S. Bancorp Fund Services, LLC (the “Administrator”), 615 East Michigan Street, Milwaukee, Wisconsin 53202, provides administration services to the Funds pursuant to separate Fund Administration Servicing Agreements with HMFI, HFT, HSFT and HFI (collectively, the “Administration Agreements”).  The Administration Agreements provide that the Administrator will furnish the Funds with various administrative services including, but not limited to, (i) the preparation and coordination of reports to the Board of Directors/Trustees; preparation and filing of securities and other regulatory filings (including state securities filings); (ii) marketing materials, tax returns and shareholder reports; (iii) review and payment of Fund expenses; (iv) monitoring and oversight of the activities of the Funds’ other servicing agents (i.e., transfer agent, custodian, accountants, etc.); (v) maintaining books and records of the Funds; and (vi) administering shareholder accounts.  In addition, the Administrator may provide personnel to serve as officers of the Hennessy Funds.  The salaries and other expenses of providing such personnel are borne by the Administrator.  Under the Administration Agreements, the Administrator is required to exercise reasonable care and is not liable for any error of judgment or mistake of law or for any loss suffered by the Hennessy Funds in connection with its performance as Administrator, except a loss resulting from willful misfeasance, bad faith or negligence on the part of the Administrator in the performance of its duties under the Administration Agreements.

For all services provided pursuant to the Administration Agreements, Fund Accounting Services Agreements (see below), Custodian Agreements (see below) and Transfer Agent Agreements (see below), the Administrator and its affiliates will receive from the Funds an annual fee, payable monthly, based on the average daily net assets of all of the funds in the fund complex, which includes the Cornerstone Growth Fund, the Cornerstone Growth Fund II, the Focus 30 Fund, the Cornerstone Large Growth Fund, the Cornerstone Value Fund, the Total Return Fund, the Balanced Fund, the Select Large Value Fund, the Hennessy Select SPARX Japan Fund and the Hennessy Select SPARX Japan Smaller Companies Fund.  The annual fee for the fund complex is equal to 0.255% of the first $1 billion of the average daily net assets of the fund complex, 0.21% of the next $1 billion of the average daily net assets of the fund complex and 0.17% of the average daily net assets of the fund complex in excess of $2 billion, subject to a minimum annual fee for the fund complex of $600,000.  The Administration Agreement will remain in effect until terminated by either party.  The Administration Agreement may be terminated at any time, without the payment of any penalty, by the Board of Directors/Trustees upon the giving of 90 days’ written notice to the Administrator, or by the Administrator upon the giving of 90 days’ written notice to the Trust.

During the fiscal years ended October 31, 2009, 2008 and 2007, the Administrator received the following amounts in administration fees from the Cornerstone Growth Fund, the Focus 30 Fund, the Cornerstone Value Fund, the Total Return Fund and the Balanced Fund and waived no fees.

	Fiscal Year Ended	Fiscal Year Ended	Fiscal Year Ended
	October 31, 2009	October 31, 2008	October 31, 2007
Cornerstone Growth Fund	$654,138	$1,508,661	$2,635,148
Focus 30 Fund	$423,766	$545,602	$561,053
Cornerstone Value Fund	$246,561	$378,545	$524,224
Total Return Fund	$131,401	$190,310	$242,103
Balanced Fund	$ 32,730	$35,095	$46,799

During the fiscal years ended October 31, 2009, 2008 and 2007, the Administrator received the following amounts in administration fees from the Cornerstone Growth Fund II and waived no fees.

	Fiscal Year Ended	Fiscal Year Ended	Fiscal Year Ended
	October 31, 2009	October 31, 2008	October 31, 2007
Cornerstone Growth Fund II	$83,471	$203,228	$443,484

During the period of October 1, 2009 through October 31, 2009 and the fiscal year ended September 30, 2009, the Administrator received the following amounts in administration fees from the Cornerstone Large Growth Fund and waived no fees.  The Cornerstone Large Growth Fund did not commence operation until March 23, 2009.

	Period Ended	Fiscal Year Ended
	October 31, 2009	September 30, 2009
Cornerstone Large Growth Fund	$15,623	$223,204

ACCOUNTING SERVICES AGREEMENT.  The Administrator also provides fund accounting services to the Funds pursuant to separate Fund Accounting Servicing Agreements with HMFI, HFT, HSFT and HFI (collectively, the “Fund Accounting Servicing Agreements”).  For its accounting services, the Administrator and its affiliates are entitled to receive annual fees, payable monthly, based on the fee schedule set forth above under “THE ADMINISTRATOR.”

TRANSFER AGENT AND CUSTODIAN.  U.S. Bancorp Fund Services, LLC (the “Transfer Agent”), 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as transfer agent for the Funds pursuant to separate Transfer Agent Agreements with HMFI, HFT, HSFT and HFI (collectively, the “Transfer Agent Agreements”).  Under the Transfer Agent Agreements, the Transfer Agent has agreed to issue and redeem shares of each Fund, make dividend and other distributions to shareholders of each Fund, respond to correspondence by Fund shareholders and others relating to its duties, maintain shareholder accounts and make periodic reports to the Funds.

U.S. Bank, National Association (the “Custodian”), Custody Operations, 1555 N. RiverCenter Drive, Suite 302, Milwaukee, WI  53212, serves as custodian for the Funds pursuant to separate Custodian Agreements with HMFI, HFT, HSFT and HFI (collectively, the “Custodian Agreements”).  The Custodian and the Administrator are affiliates of each other.  Under the Custodian Agreements, the Custodian will be responsible for, among other things, receipt of and disbursement of funds from the Funds’ accounts, establishment of segregated accounts as necessary, and transfer, exchange and delivery of Fund portfolio securities.

THE DISTRIBUTOR.  Quasar Distributors, LLC (the “Distributor”), 615 East Michigan Street, Milwaukee, Wisconsin 53202 serves as the distributor for the Funds pursuant to separate Distribution Agreements with HMFI, HFT, HSFT and HFI (collectively, the “Distribution Agreements”).  The Distributor and the Administrator are affiliates of each other.  Under the Distribution Agreements, the Distributor provides, on a best efforts basis and without compensation from HMFI, HSFT and HFT, distribution-related services to each Fund in connection with the continuous offering of the Funds’ shares.

HFI has adopted a Service and Distribution Plan (the “Plan”) for the benefit of the Total Return Fund and Balanced Fund in anticipation that these Funds will benefit from the Plan through increased sales of their shares, thereby reducing each of these Fund’s expense ratio and providing an asset size that allows the Manager greater flexibility in management.  The Plan authorizes payments by the Total Return Fund and Balanced Fund in connection with the distribution of their shares at an annual rate, as determined from time to time by the Board of Directors of HFI, of up to 0.15% of each of these Fund’s average daily net assets (the Board reduced the 12b-1 fees from 0.25% to 0.15% effective July 1, 2007).  Payments made pursuant to the Plan may only be used to pay distribution expenses actually incurred.  Amounts paid under the Plan by the Total Return Fund and Balanced Fund may be spent on any activities or expenses primarily intended to result in the sale of shares of these Funds, including, but not limited to, advertising, compensation for sales and marketing activities of financial institutions and others such as dealers and distributors, shareholder account servicing, the printing and mailing of prospectuses to other than current shareholders and the printing and mailing of sales literature.  The Plan permits the Total Return Fund and Balanced Fund to employ a distributor of their shares, in which event payments under the Plan may be made to the distributor and may be spent by the distributor on any activities or expenses primarily intended to result in the sale of shares of each of these Funds, including, but not limited to, compensation to, and expenses (including overhead and telephone expenses) of, employees of the distributor who engage in or support distribution of the shares of each of these Funds, printing of prospectuses and reports for other than existing shareholders, advertising and preparation and distribution of sales literature.  Allocation of overhead (rent, utilities, etc.) and salaries will be based on the percentage of utilization, and time devoted to, distribution activities.

During the fiscal year ended October 31, 2009, the Total Return Fund incurred distribution costs of $73,970 under the Plan.  The entire amount was spent on advertising. During the fiscal year ended October 31, 2009, the Balanced Fund incurred distribution costs of $15,849 under the Plan.  The entire amount was spent on advertising.

The Plan may be terminated by HFI at any time by a vote of the directors of HFI who are not interested persons of HFI and who have no direct or indirect financial interest in the Plan or any agreement related thereto (the “Rule 12b-1 Directors”) or by a vote of a majority of the outstanding shares of the Fund.  Messrs. Doyle, DeSousa and Richardson are currently the Rule 12b-1 Directors.  Any change in the Plan that would materially increase the distribution expenses of the Total Return Fund or Balanced Fund provided for in the Plan requires approval of the shareholders of each of these Funds and the Board of Directors, including the Rule 12b-1 Directors.  While the Plan is in effect, the selection and nomination of directors who are not interested persons of HFI will be committed to the discretion of the directors of HFI who are not interested persons of HFI.  The Board of Directors of HFI must review the amount and purposes of expenditures pursuant to the Plan quarterly as reported to it by the Distributor or the officers of HFI.  The Plan will continue in effect for as long as its continuance is specifically approved at least annually by the Board of Directors of HFI, including the Rule 12b-1 Directors.

CODE OF ETHICS.  HMFI, HFT, HSFT, HFI and the Manager have adopted a Code of Ethics pursuant to Rule 17j-1 of the 1940 Act.  This Code of Ethics permits personnel subject thereto to invest in securities, including securities that may be purchased or held by the Hennessy Funds, provided that with respect to purchases or sales of common stock of issuers in the DJIA, the number of shares purchased or sold of any one issuer on any day does not exceed 5,000 shares.  This Code of Ethics, with certain exceptions, generally prohibits, among other things, persons subject thereto from purchasing or selling securities if they know at the time of such purchase or sale that the security is being considered for purchase or sale by a Fund or is being purchased or sold by a Fund.

PROXY VOTING POLICY.  The Funds’ proxy voting policy with respect to voting proxies relating to the securities held in a Fund’s portfolio follows the so-called “Wall Street Rule”.  The Wall Street Rule causes the Funds to either vote as management recommends or to sell the stock prior to the shareholder proxy meeting or vote.  The Funds’ Board of Directors/Trustees believe that following the “Wall Street Rule” is consistent with the economic best interests of the shareholders.  The Funds employ formula based investment strategies requiring that securities be held for a period of one year and then sold to affect a rebalancing of the investment portfolios.  The “Wall Street Rule” proxy voting policy is consistent with these investment strategies.

There may be instances where the interests of the Funds’ investment adviser may conflict or appear to conflict with the interests of the Funds.  In such instances the Funds’ investment adviser will disclose the conflict to the Funds’ Directors/Trustees who are not “interested” persons of the Funds (referred to as “independent Directors/Trustees”) prior to the vote.  In such situations the Funds will vote proxies in accordance with the “Wall Street Rule” unless the independent Directors/Trustees determine that it is in the economic best interests of the shareholders to vote otherwise.

Information on how the Funds voted proxies during the most recent 12-month period ended June 30 is available on the Funds’ website at http://www.hennessyfunds.com or the website of the SEC at http://www.sec.gov.

PORTFOLIO TRANSACTIONS

Subject to policies established by the Board of Directors/Trustees, the Manager is responsible for the execution of Fund transactions and the allocation of brokerage transactions for the respective Funds.  As a general matter in executing Fund transactions, the Manager may employ or deal with such brokers or dealers that may, in the Manager’s best judgment, provide prompt and reliable execution of the transaction at favorable security prices and reasonable commission rates.  In selecting brokers or dealers, the Manager will consider all relevant factors, including the price (including the applicable brokerage commission or dealer spread), size of the order, nature of the market for the security, timing of the transaction, the reputation, experience and financial stability of the broker-dealer, the quality of service, difficulty of execution and operational facilities of the firm involved and in the case of securities, the firm’s risk in positioning a block of securities.  Prices paid to dealers in principal transactions through which most debt securities and some equity securities are traded generally include a spread, which is the difference between the prices at which the dealer is willing to purchase and sell a specific security at that time.  Each Fund that invests in securities traded in the over-the-counter markets may engage in transactions with the dealers who make markets in such securities, unless a better price or execution could be obtained by using a broker.  A Fund has no obligation to deal with any broker or group of brokers in the execution of Fund transactions.

The Manager may select broker-dealers that provide it with research services and may cause a Fund to pay such broker-dealers commissions that exceed those that other broker-dealers may have charged, if in its view the commissions are reasonable in relation to the value of the brokerage and/or research services provided by the broker-dealer.  Research services furnished by brokers through which a Fund effects securities transactions may be used by the Manager in advising other funds or accounts and, conversely, research services furnished to the Manager by brokers in connection with other funds or accounts the Manager advises may be used by the Manager in advising a Fund.  Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the Manager under the Management Agreement.  The Funds may purchase and sell Fund portfolio securities to and from dealers who provide the Fund with research services.  Fund transactions will not be directed to dealers solely on the basis of research services provided.

Investment decisions for each Fund and for other investment accounts managed by the Manager are made independently of each other in light of differing considerations for the various accounts.  However, the same investment decision may be made for a Fund and one or more of such accounts.  In such cases, simultaneous transactions are inevitable.  Purchases or sales are then allocated between the Fund and such other account(s) as to amount according to a formula deemed equitable to the Fund and such account(s).  Although in some cases this practice could have a detrimental effect upon the price or value of the security as far as a Fund is concerned, or upon its ability to complete its entire order, in other cases it is believed that coordination and the ability to participate in volume transactions will be beneficial to the Fund.

The Cornerstone Growth Fund, the Focus 30 Fund, the Cornerstone Value Fund, the Total Return Fund and the Balanced Fund paid the following amounts in portfolio brokerage commissions during the fiscal years ended October 31, 2009, 2008 and 2007:

Fund	Fiscal Year Ended	Brokerage Commissions Paid	Transactions for which Brokerage Commissions Were Paid

Cornerstone Growth Fund	October 31, 2009	$1,052,770	$ 615,923,267
	October 31, 2008	$2,154,780	$1,586,286,279
	October 31, 2007	$3,190,641	$2,413,978,735

Focus 30 Fund	October 31, 2009	$513,116	$335,141,908
	October 31, 2008	$683,507	$610,671,054
	October 31, 2007	$497,268	$556,600,558

Cornerstone Value Fund	October 31, 2009	$352,302	$142,181,520
	October 31, 2008	$238,326	$185,584,077
	October 31, 2007	$254,498	$233,956,516

Total Return Fund	October 31, 2009	$33,613	$30,973,424
	October 31, 2008	$22,593	$31,046,995
	October 31, 2007	$24,875	$37,613,486

Balanced Fund	October 31, 2009	$6,649	$5,400,804
	October 31, 2008	$3,092	$8,884,947
	October 31, 2007	$8,080	$12,747,605

Of the brokerage commissions paid by the Cornerstone Growth Fund for the fiscal year ended October 31, 2009, $156,082 in portfolio brokerage commissions on transactions totaling $69,985,133 were paid to brokers that provided research services to the Fund.  Overall commissions decreased due to diminished assets under management from 2008 to 2009 resulting smaller trade amounts.

Of the brokerage commissions paid by the Focus 30 Fund for the fiscal year ended October 31, 2009 $49,964 in portfolio brokerage commissions on transactions totaling $27,471,620 were paid to brokers that provided research services to the Fund. Overall commissions decreased due to diminished assets under management from 2008 to 2009 resulting smaller trade amounts

Of the brokerage commissions paid by the Cornerstone Value Fund for the fiscal year ended October 31, 2009 $15,248 in portfolio brokerage commissions on transactions totaling $8,900,987 were paid to brokers that provided research services to the Fund. Commissions increased because the fund held more shares of the portfolio’s underlying stocks were held at the end of the year than at the end of the prior year and the fund had increased net inflows creating more trading transactions.

None of the brokerage commissions paid by the Total Return Fund for the fiscal year ended October 31, 2009 were paid to brokers that provided research services to the Fund. An overall decline in shareholder subscriptions and redemptions led to fewer trading transactions and decreased commissions.

None of the brokerage commissions paid by the Balanced Fund for the fiscal year ended October 31, 2009 were paid to brokers that provided research services to the Fund. An overall decline in shareholder subscriptions and redemptions led to fewer trading transactions and decreased commissions.

The Cornerstone Growth Fund II paid the following amounts in portfolio brokerage commissions during the fiscal years ended October 31, 2009, 2008 and 2007:

Fund	Fiscal Year Ended	Brokerage Commissions Paid	Transactions for which Brokerage Commissions Were Paid
Cornerstone Growth Fund II	October 31, 2009	$167,408	$64,828,506
	October 31, 2008	$312,385	$165,489,778
	October 31, 2007	$661,241	$429,328,952

None of the brokerage commissions paid by the Cornerstone Growth Fund II for the fiscal year ended October 31, 2009 were paid to brokers that provided research services to the Fund.  A decrease in average assets under management from 2008 to 2009 caused a decrease of in brokerage commissions.

The Cornerstone Large Growth Fund paid the following amounts in portfolio brokerage commissions during the period of October 1, 2009 through October 31, 2009 and the fiscal year ended September 30, 2009:

Fund	Fiscal Period Ended	Brokerage Commissions Paid	Transactions for which Brokerage Commissions Were Paid
Cornerstone Large Growth Fund	One Month Ended October 31, 2009	$1,418	$2,930,408
	March 23 to September 30, 2009	$126,300	$99,592,490

None of the brokerage commissions paid by the Cornerstone Large Growth Fund for the period ended October 31, 2009 were paid to brokers that provided research services to the Fund.  The Cornerstone Large Growth Fund commenced operations March 23, 2009.

PORTFOLIO TURNOVER.  The Funds will generally hold securities for approximately one year irrespective of investment performance.  Securities held less than one year may be sold to fund redemption requests.  For reporting purposes, a Fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year.  In determining such portfolio turnover, securities with maturities at the time of acquisition of one year or less are excluded.  The Manager will adjust a Fund’s assets as it deems advisable, and portfolio turnover will not be a limiting factor should the Manager deem it advisable for a Fund to purchase or sell securities.

High portfolio turnover (100% or more) involves correspondingly greater brokerage commissions, other transaction costs, and a possible increase in short-term capital gains or losses.  See “VALUATION OF SHARES” and “ADDITIONAL INFORMATION ABOUT DISTRIBUTIONS AND TAXES” below.

DISCLOSURE OF PORTFOLIO HOLDINGS

POLICY.  The Board of Directors/Trustees of the Hennessy Funds has adopted the following policies regarding the disclosure of the portfolio holdings of the Funds:

The portfolio holdings information of the Funds are not released to individual investors, institutional investors, intermediaries that distribute the Funds’ shares, rating and ranking organizations, or affiliated persons of the Funds or non-regulatory agencies except that:

(1)           A Fund will release holdings information for its portfolio quarterly to various rating and ranking services, including, but not limited to, Morningstar, Lipper, Standard and Poor’s, and Bloomberg.  The release of such information will usually be completed by U.S. Bancorp Fund Services as authorized by an officer of the Fund.  The holdings information released to such services will be as of the last day of the quarter.  This release of information is delivered by magnetic media or transmission and is generally released between the 15th and 20th calendar day following a calendar quarter end.

(2)           By virtue of their duties and responsibilities, the Transfer Agent, Custodian and Administrator of the Hennessy Funds (all third-party service providers) and the Manager will have daily regular access to the portfolio holdings information of the Funds.  The Transfer Agent will not release the portfolio holdings information of the Funds to anyone without the written authorization of an officer of the Hennessy Funds.

(3)           For the purposes of the trading of portfolio securities, the Manager may from time to time provide brokers with trade lists that may reflect, in part or in total, the portfolio holdings of a Fund.  The provision of such trade lists will be subject to customary broker confidentiality agreements and trading restrictions.

(4)           A Fund will release portfolio holdings information in its annual and semi-annual reports on SEC Form N-Q, on Form 13F and as requested or required by law to any governing or regulatory agency of the Fund.

(5)           An officer of a Fund may, subject to confidentiality agreements and trading restrictions, authorize the release of portfolio holdings information for due diligence purposes to an investment adviser that is in merger or acquisition talks with the Manager or to a newly hired investment adviser or sub-advisor.

(6)           On the 4th business day following each calendar quarter-end a Fund may publicly release the names, percentages of Fund assets, and sector weightings of all of the assets in the Fund’s portfolio.  This information will be as of the last day of the calendar quarter-end and may be released in print, via the Fund’s web site, or in other forms as requested by the public.

(7)           The Chief Compliance Officer of the Hennessy Funds may authorize the release of portfolio holding information on an exception basis provided that (a) the Chief Compliance Officer determines that such a release would be helpful to the shareholders of a Fund; (b) the holdings are released as of the end of a calendar month; (c) the holdings are not released until five calendar days after the end of the month; and (d) the exceptional release is reported to the Board of Directors/Trustees.

Under no circumstances shall the Hennessy Funds, the Manager or any officers, trustees or employees of the Funds or the Manager receive any compensation for the disclosure of portfolio holdings information.

The above policies may not be modified without approval of the Board of Directors/Trustees.

PROCEDURE.  Each year, the Hennessy Funds send a written authorization to the Transfer Agent authorizing the Transfer Agent to provide rating and ranking services with the quarterly portfolio information of the Funds.  The Transfer Agent releases such information to the rating and ranking services between the 5th and 10th of each month following a calendar quarter end.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

You may purchase and redeem shares of each Fund on each day that the New York Stock Exchange, Inc. (“NYSE”) is open for trading (“Business Day”).  Currently, the NYSE is closed on New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.  Additionally, when any of the aforementioned holidays falls on a Saturday, the NYSE will not be open for trading the preceding Friday and when any such holiday falls on a Sunday, the NYSE will not be open for trading the succeeding Monday, unless unusual business conditions exist, such as the ending of a monthly or yearly accounting period.  The NYSE may also be closed on national days of mourning.  Purchases and redemptions of the shares of each Fund are effected at their respective net asset values per share determined as of the close of the NYSE (normally 4:00 p.m., Eastern time) on that Business Day.  The time at which the transactions are priced may be changed in case of an emergency or if the NYSE closes at a time other than 4:00 p.m., Eastern time.

The Hennessy Funds may suspend redemption privileges of shares of any Fund or postpone the date of payment during any period (i) when the NYSE is closed or trading on the NYSE is restricted as determined by the SEC; (ii) when an emergency exists, as defined by the SEC, that makes it not reasonably practicable for the Hennessy Funds to dispose of securities owned by them or to determine fairly the value of their assets; or (iii) as the SEC may otherwise permit.  The redemption price may be more or less than the shareholder’s cost, depending on the market value of the relevant Fund’s securities at the time.

The Hennessy Funds will employ reasonable procedures to confirm that instructions communicated by telephone are genuine.  The Hennessy Funds use some or all of the following procedures to process telephone redemptions:  (i) requesting a shareholder to correctly state some or all of the following information:  account number, name(s), social security number registered to the account, personal identification, banking institution, bank account number and the name in which the bank account is registered; (ii) recording all telephone transactions; and (iii) sending written confirmation of each transaction to the registered owner.

The payment of the redemption price may be made in money or in kind, or partly in money and partly in kind, as determined by the Directors/Trustees.  However, each Fund (other than Cornerstone

Growth Fund II) has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Fund is obligated to redeem shares solely in money up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder.  While the Rule is in effect, such election may not be revoked without the approval of the SEC.  It is contemplated that if the Fund should redeem in kind, securities distributed would be valued as described below under “VALUATION OF SHARES,” and investors would incur brokerage commissions in disposing of such securities.  If a Fund redeems in kind, the Fund will not distribute depository receipts representing foreign securities.

VALUATION OF SHARES

The net asset value for the shares of each Fund normally will be determined on each day the NYSE is open for trading.  The net assets of each Fund are valued as of the close of the NYSE (normally 4:00 p.m., Eastern time) on each Business Day.  Each Fund’s net asset value per share is calculated separately.

For each Fund, the net asset value per share is computed by dividing the value of the securities held by the Fund plus any cash or other assets, less its liabilities, by the number of outstanding shares of the Fund, and adjusting the result to the nearest full cent.  Securities listed on the NYSE, American Stock Exchange, now known as NYSE AMEX Equities, or other national exchanges (other than The NASDAQ Stock Market) are valued at the last sale price on the date of valuation, and securities that are traded on The NASDAQ Stock Market are valued at the Nasdaq Official Closing Price on the date of valuation.  Bonds and other fixed-income securities are valued using market quotations provided by dealers, and also may be valued on the basis of prices provided by pricing services when the Board of Directors/Trustees believes that such prices reflect the fair market value of such securities.  If there is no sale in a particular security on such day, it is valued at the mean between the bid and ask prices.  Other securities, to the extent that market quotations are readily available, are valued at market value in accordance with procedures established by the Board of Directors/Trustees.  Any other securities and other assets for which market quotations are not readily available are valued in good faith in a manner determined by the Board of Directors/Trustees best to reflect their full value.  Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market value.

ADDITIONAL INFORMATION ABOUT DISTRIBUTIONS AND TAXES

The Funds intend to continue to qualify for the special tax treatment afforded regulated investment companies (“RICs”) under the Internal Revenue Code of 1986, as amended (the “Code”).  As long as a Fund so qualifies, the Fund will not be subject to Federal income tax on the part of its net ordinary income and net realized capital gains that it distributes to shareholders.  If a Fund fails to qualify as a RIC in any fiscal year, it will be treated as a corporation for federal income tax purposes.  As such, the Fund would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations.  Shareholders of a Fund that did not qualify as a RIC would not be liable for income tax on the Fund’s net investment income or net realized capital gains in their individual capacities.  Distributions to shareholders, whether from the Fund’s net investment income or net realized capital gains, would be treated as taxable dividends to the extent of accumulated earnings and profits of the Fund.

Each Fund intends to distribute substantially all of its net investment income and net capital gains each fiscal year.  Dividends paid by a Fund from its ordinary income or from an excess of net realized short-term capital gains over net long-term capital losses (together referred to hereafter as “ordinary income dividends”) are taxable to shareholders as ordinary income.  (Note that a portion of a Fund’s dividends may be taxable to investors at the lower rate applicable to dividend income.)  Distributions made from a Fund’s net realized capital gains are taxable to shareholders as capital gains, regardless of the length of time the shareholder has owned Fund shares.  Not later than 60 days after the close of its taxable year, each Fund will provide its shareholders with a written notice designating the amounts of any ordinary income dividends or capital gains dividends.  Distributions in excess of a Fund’s earnings and profits will first reduce the adjusted tax basis of a holder’s shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming the shares are held as a capital asset).

At October 31, 2009, the Growth Fund had tax basis capital losses of $292,454,322, to offset future capital gains, the use of a portion of which is limited by Internal Revenue Service (“IRS”) regulations.  Of such losses, $182,559 expire October 31, 2010, $115,170,412 expire October 31, 2016 and $177,101,351 expire October 31, 2017.  Additionally, the Growth Fund had no post-October loss deferrals as of October 31, 2009.

At October 31, 2009, the Growth II Fund had tax basis capital losses of $61,399,808, to offset future capital gains, the use of a portion of which is limited by IRS regulations.  Of such losses, $36,286,123 expire October 31, 2016 and $25,113,685 expire October 31, 2017.  Additionally, the Growth II Fund had no post-October loss deferrals as of October 31, 2009.

At October 31, 2009, the Focus 30 Fund had tax basis capital losses of $89,114,703, to offset future capital gains, the use of a portion of which is limited by IRS regulations.  Of such losses, $47,979,565 expire October 31, 2016 and $41,135,138 expire October 31, 2017.  Additionally, the Focus 30 Fund had no post-October loss deferrals as of October 31, 2009.

At October 31, 2009, the Large Growth Fund had tax basis capital losses of $21,442,496, to offset future capital gains, the use of a portion of which is limited by IRS regulations.  Of such losses, $612,261 expire October 31, 2015, $2,573,644 expire October 31, 2016 and $18,256,591 expire October 31, 2017.  Additionally, the Large Growth Fund had no post-October loss deferrals as of October 31, 2009.

At October 31, 2009, the Value Fund had tax basis capital losses of $85,002,113, to offset future capital gains, the use of a portion of which is limited by IRS regulations.  Of such losses, $27,482,264 expire October 31, 2010, $712,595 expire October 31, 2011 and $56,807,254 expire October 31, 2017.  Additionally, the Value Fund had no post-October loss deferrals as of October 31, 2009.

At October 31, 2009, the Total Return Fund had tax basis capital losses of $18,972,802, which may be carried over to offset future capital gains.  Of such losses, $18,972,802 expire October 31, 2017.  Additionally, the Total Return Fund had no post-October loss deferrals as of October 31, 2009.

At October 31, 2009, the Balanced Fund had tax basis capital losses of $3,507,494, to offset future capital gains, the use of a portion of which is limited by IRS regulations.  Of such losses, $447,964 expire October 31, 2010, $119,027 expire October 31, 2016 and $2,940,503 expire October 31, 2017.  Additionally, the Balanced Fund had no post-October loss deferrals as of October 31, 2009.

Dividends are taxable to shareholders even though they are reinvested in additional shares of a Fund.  A portion of the ordinary income dividends paid by the Funds may be eligible for the 70% dividends received deduction allowed to corporations under the Code, if certain requirements are met.  If a Fund pays a dividend in January that was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by its shareholders on December 31 of the year in which such dividend was declared.

Redemptions and exchanges of a Fund’s shares are taxable events, and, accordingly, shareholders may realize gains or losses on such events.  (However, a conversion from Original Class shares to Institutional Class shares or from Institutional Class shares to Original Class shares in the same Fund is not a taxable transaction.)  A loss realized on a sale or exchange of shares of a Fund will be disallowed if other Fund shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of.  In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.  Any loss upon the sale or exchange of Fund shares held for six months or less, which is now disallowed, will be treated as long-term capital loss to the extent of any capital gains distributions received by the shareholder with respect to such shares.

Under certain provisions of the Code, some shareholders may be subject to a 28% withholding tax on reportable dividends, capital gains distributions and redemption payments (“backup withholding”).  Generally, shareholders subject to backup withholding will be those for whom a certified taxpayer identification number is not on file with the Hennessy Funds or who, to the knowledge of the Hennessy Funds, have furnished an incorrect number.  When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding.

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations presently in effect, and does not address the state and local tax, or estate or inheritance tax, consequences of an investment in a Fund.  For the complete provisions, reference should be made to the pertinent Code sections and the Treasury regulations promulgated thereunder.  The Code and the Treasury regulations are subject to change by legislative or administrative action either prospectively or retroactively.

Shareholders are urged to consult their own tax advisers regarding specific questions as to Federal, state, local or foreign taxes or estate or inheritance tax.  Foreign investors should consider applicable foreign taxes in their evaluation of an investment in a Fund.

DESCRIPTION OF SECURITIES RATINGS

Each of the Funds may invest in commercial paper and commercial paper master notes rated A-1 or A-2 by Standard & Poor’s or Prime-1 or Prime-2 by Moody’s.

Standard & Poor’s Commercial Paper Ratings.  A Standard & Poor’s commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.  Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest.  These categories are as follows:

A-1.  the highest category indicates that the degree of safety regarding timely payment is strong.  Those issuers determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2.  Capacity for timely payment on issues with this designation is satisfactory.  However, the relative degree of safety is not as high as for issuers designated “A-1”.

A-3.  Issues carrying this designation have adequate capacity for timely payment.  They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying a higher designation.

Moody’s Short-Term Debt Ratings.  Moody’s short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations that have an original maturity not exceeding one year.  Obligations relying upon support mechanisms such as letters-of-credit and bonds of indemnity are excluded unless explicitly rated.

Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Prime-1.  Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations.  Prime-1 repayment ability will often be evidenced by many of the following characteristics:

o	Leading market positions in well-established industries.

o	High rates of return on funds employed.

o	Conservative capitalization structure with moderate reliance on debt and ample asset protection.

o	Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

o	Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2.  Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations.  This will normally be evidenced by many of the characteristics cited above but to a lesser degree.  Earnings trends and coverage ratios, while sound, may be more subject to variation.  Capitalization characteristics, while still appropriate, may be more affected by external conditions.  Ample alternate liquidity is maintained.

Prime-3.  Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations.  The effect of industry characteristics and market composition may be more pronounced.  Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage.  Adequate alternate liquidity is maintained.

ANTI-MONEY LAUNDERING PROGRAM

The Funds have established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”).  To ensure compliance with this law, the Funds’ Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that the Fund’s Distributor and Transfer Agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity and a complete and thorough review of all new opening account applications.  No Fund will transact business with any person or entity whose identity cannot be adequately verified under the provision of the USA PATRIOT Act.

As a result of the Program, the Funds may be required to “freeze” the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Funds may be required to transfer the account or proceeds of the account to a governmental agency.

OTHER INFORMATION

DESCRIPTION OF SHARES.  All Funds Other Than Cornerstone Growth Fund II and Cornerstone Large Growth Fund.  Each of the Cornerstone Growth Fund, the Focus 30 Fund and the Cornerstone Value Fund is authorized to issue 25 billion shares of a single class, par value $0.0001 per share.  Each of the Total Return Fund and the Balanced Fund is authorized to issue 100 million shares of a single class, par value $0.0001 per share.

Each of the Cornerstone Growth Fund, the Focus 30 Fund and the Cornerstone Value Fund offers two classes of shares, Original Class shares and Institutional Class shares.

The Articles of Incorporation of HFMI and HFI authorize the Board of Directors to classify and reclassify any and all shares that are then unissued into any number of classes, each class consisting of such number of shares and having such designations, powers, preferences, rights, qualifications, limitations and restrictions, as shall be determined by the Board, subject to the 1940 Act and other applicable law, provided that the authorized shares of any class shall not be decreased below the number then outstanding and the authorized shares of all classes shall not exceed the amount set forth in the Articles of Incorporation, as in effect from time to time.

The Original Class shares and Institutional Class shares represent an interest in the same assets of the applicable Fund, have the same rights and are identical in all material respects except that (1) Original Class shares bear annual service fees and Institutional Class shares are not subject to such fees; (2) Institutional Class shares are available only to shareholders who invest directly in a Fund, or who invest through a broker-dealer, financial institution or servicing agent that does not receive a service fee from the Fund, or the Manager; and (3) that the Board of Directors may elect to have certain expenses specific to the Original Class shares or Institutional Class shares be borne solely by the Class to which such expenses are attributable, but any expenses not specifically allocated to the Original Class shares or Institutional Class shares shall be allocated to each such Class on the basis of the net asset value of that Class in relation to the net asset value of the Fund.

Cornerstone Growth Fund II and Cornerstone Large Growth Fund.  The Cornerstone Growth Fund II and Cornerstone Large Growth Fund authorized capital consists of an unlimited number of shares of beneficial interest, having no par value (the “Shares”).  Shareholders are entitled:  (i) to one vote per full Share; (ii) to such distributions as may be declared by the Trustees out of funds legally available; and (iii) upon liquidation, to participate ratably in the assets available for distribution.  There are no conversion or sinking fund provisions applicable to the Shares, and the holders have no preemptive rights and may not cumulate their votes in the election of Trustees.  Consequently, the holders of more than 50% of the Shares voting for the election of Trustees can elect all the Trustees, and in such event, the holders of the remaining Shares voting for the election of Trustees will not be able to elect any persons as Trustees.  As indicated above, the Cornerstone Growth Fund II and the Cornerstone Large Growth Fund do not anticipate holding an annual meeting in any year in which the election of Trustees is not required to be acted on by shareholders under the 1940 Act.

The Shares are redeemable and are transferable.  All Shares issued and sold by the Cornerstone Growth Fund II and the Cornerstone Large Growth Fund will be fully paid and nonassessable.  Fractional Shares entitle the holder of the same rights as whole Shares.

Pursuant to the Trust Instrument, the Trustees may establish and designate one or more separate and distinct series of Shares, each of which shall be authorized to issue an unlimited number of Shares.  In addition, the Trustees may, without obtaining any prior authorization or vote of shareholders, redesignate or reclassify any issued Shares of any series.  In the event that more than one series is established, each Share outstanding, regardless of series, would still entitle its holder to one vote.  As a general matter, Shares would be voted in the aggregate and not by series, except where class voting would be required by the 1940 Act (e.g., change in investment policy or approval of an investment advisory agreement).  All consideration received from the sale of Shares of any series, together with all income, earnings, profits and proceeds thereof, would belong to that series and would be charged with the liabilities in respect of that series and of that series’ share of the general liabilities of the Cornerstone Growth Fund II or the Cornerstone Large Growth Fund, as the case may be, in the proportion that the total net assets of the series bear to the total net assets of all series.  The net asset value of a Share of any series would be based on the assets belonging to that series less the liabilities charged to that series, and dividends could be paid on Shares of any series only out of lawfully available assets belonging to that series.  In the event of liquidation or dissolution of the Cornerstone Growth Fund II or the Cornerstone Large Growth Fund, the shareholders of each series would be entitled, out of the assets of the Cornerstone Growth Fund II or the Cornerstone Large Growth Fund, as applicable, available for distribution, to the assets belonging to that series.

The Cornerstone Growth Fund II and the Cornerstone Large Growth Fund each offer two classes of Shares, Original Class Shares and Institutional Class Shares.  The Original Class Shares and Institutional Class Shares represent an interest in the same assets of a Fund, have the same rights and are identical in all material respects except that (1) Original Class Shares bear annual service fees and Institutional Class Shares are not subject to such fees; (2) Institutional Class Shares are available only to shareholders who invest directly in a Fund, or who invest through a broker-dealer, financial institution or servicing agent that does not receive a service fee from the Fund, or the Manager; and (3) that the Board of Trustees may elect to have certain expenses specific to the Original Class Shares or Institutional Class Shares be borne solely by the Class to which such expenses are attributable, but any expenses not specifically allocated to the Original Class Shares or Institutional Class Shares shall be allocated to each such Class on the basis of the net asset value of that Class in relation to the net asset value of the applicable Fund.

The Trust Instrument contains an express disclaimer of shareholder liability for its acts or obligations and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Cornerstone Growth Fund II, the Cornerstone Large Growth Fund or its Trustees.  The Trust Instrument provides for indemnification and reimbursement of expenses out of the Cornerstone Growth Fund II’s or the Cornerstone Large Growth Fund’s property, as applicable, for any shareholder held personally liable for its obligations.  The Trust Instrument also provides that the Cornerstone Growth Fund II or the Cornerstone Large Growth Fund, as the case may be, shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the applicable Fund and satisfy any judgment thereon.

The Trust Instrument further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Trust Instrument protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

SHAREHOLDER MEETINGS.  All Funds Other Than Cornerstone Growth Fund II and Cornerstone Large Growth Fund.  Shareholders of HFMI and HFI are entitled to one vote for each full share held and fractional votes for fractional shares held on certain Fund matters, including the election of directors, changes in fundamental policies, or approval of changes in the Management Agreements, irrespective of the series thereof, and (except as set forth below) all shares of all series shall vote together as a single class.  All shares of all series will not vote together as a single class as to matters with respect to which a separate vote of any series is required by the 1940 Act, or any rules, regulations or orders issued thereunder, or by the Maryland General Corporation Law.  In the event that such separate vote requirement applies with respect to one or more series, then the shares of all other series not entitled to a separate class vote shall vote as a single class, provided that, as to any matter that does not affect the interest of a particular series, such series shall not be entitled to vote.  Voting rights are not cumulative, so that holders of more than 50% of the shares voting in the election of directors can, if they choose to do so, elect all the directors of HFMI and HFI, in which event the holders of the remaining shares are unable to elect any person as a director.

Each full share and fractional share of a Fund entitles the shareholder to receive a proportional interest in the respective Fund’s capital gain distributions.  In the event of the liquidation of a Fund, shareholders of such Fund are entitled to share pro rata in the net assets of such Fund available for distribution to shareholders.

The Funds are not required to hold annual meetings of shareholders and do not intend to do so except when certain matters, such as a change in a Fund’s fundamental policies, are to be decided.  In addition, shareholders representing at least 10% of all eligible votes may call a special meeting if they wish for the purpose of voting on the removal of any Fund director.

Cornerstone Growth Fund II and Cornerstone Large Growth Fund.  It is contemplated that HFT will not hold an annual meeting of shareholders in any year in which the election of Trustees is not required to be acted on by shareholders under the 1940 Act.  HFT’s Trust Instrument and Bylaws also contain procedures for the removal of Trustees by the HFT’s shareholders.  At any meeting of shareholders, duly called and at which a quorum is present, the shareholders may, by the affirmative vote of the holders of at least two-thirds of the outstanding shares, remove any Trustee or Trustees.

Upon the written request of the holders of shares entitled to not less than 10% of all the votes entitled to be cast at such meeting, the Secretary of HFT shall promptly call a special meeting of shareholders for the purpose of voting upon the question of removal of any Trustee.  Whenever ten or more shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having a net asset value of at least $25,000 or at least 1% of the total outstanding shares, whichever is less, shall apply to HFT’s Secretary in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to a request for a meeting as described above and accompanied by a form of communication and request which they wish to transmit, the Secretary shall within five business days after such application either: (1) afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of HFT; or (2) inform such applicants as to the approximate number of shareholders of record and the approximate cost of mailing to them the proposed communication and form of request.

If the Secretary elects to follow the course specified in clause (2) of the last sentence of the preceding paragraph, the Secretary, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all shareholders of record at their addresses as recorded on the books unless within five business days after such tender the Secretary shall mail to such applicants and file with the SEC, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Trustees to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion.

After opportunity for hearing upon the objections specified in the written statement so filed, the SEC may, and if demanded by the Trustees or by such applicants shall, enter an order either sustaining one or more of such objections or refusing to sustain any of them.  If the SEC shall enter an order refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more of such objections, the SEC shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Secretary shall mail copies of such material to all shareholders with reasonable promptness after the entry of such order and the renewal of such tender.

REGISTRATION STATEMENT.  This SAI and the Fund Prospectus do not contain all the information included in the Registration Statement filed with the SEC under the 1933 Act with respect to the securities offered by the Fund Prospectus.  The Registration Statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C.

Statements contained in this SAI and the Fund Prospectus as to the contents of any contract or other document are not complete and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which this SAI and the Fund Prospectus form a part, each such statement being qualified in all respects by such reference.

COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.  The law firm of Foley & Lardner LLP, 777 East Wisconsin Avenue, Milwaukee, Wisconsin 53202-5306, serves as counsel to the Funds.  KPMG LLP, 777 East Wisconsin Avenue, Milwaukee, Wisconsin 53202 serves as the independent registered public accounting firm to the Funds.

The following financial statements included in the Annual Report, dated October 31, 2009, of The Hennessy Mutual Funds, Inc. (File No. 811-07695), Hennessy Funds Trust (File No. 811-07168) and The Hennessy Funds, Inc. (File No. 811-07493), as filed with the Securities and Exchange Commission on January 6, 2010, are incorporated by reference into this Statement of Additional Information:

o	Statements of Assets and Liabilities
o	Statements of Operations
o	Statement of Cash Flows (Total Return Fund only)
o	Statements of Changes in Net Assets
o	Financial Highlights
o	Schedules of Investments
o	Notes to the Financial Statements
o	Report of Independent Registered Public Accounting Firm